Registration No. 2-64233 (under the Securities Act of 1933) Registration No. 811-2918 (under the Investment Company Act of 1940)

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 50	☒

(Check appropriate box or boxes)

DUPREE MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

125 South Mill Street, Vine Center, Suite 100

Lexington, Kentucky 40507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (859) 254-7741

THOMAS P. DUPREE, SR.

Dupree & Company, Inc.

125 South Mill Street, Vine Center, Suite 100

Lexington, Kentucky 40507

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on November 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on pursuant to paragraph (a) (2) of rule 485

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

November 1, 2008

DUPREE MUTUAL FUNDS

P.O. Box 1149

Lexington, Kentucky 40588-1149

(859) 254-7741

(800) 866-0614

MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

GOVERNMENT BOND FUNDS

Intermediate Government Bond Series

This Prospectus is a concise statement of information about Dupree Mutual Funds (the “Trust”) that you should know before investing. This Prospectus should be kept for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DUPREE MUTUAL FUNDS - SUMMARY

SINGLE STATE MUNICIPAL BOND SERIES

Investment Objectives and Goals

Investors in our municipal bond series are investors seeking a high level of tax-free income derived from state specific municipal securities without incurring undue risk to principal (See “Investment Objectives/Principal Policies and Risks” on page 11 for further discussion).

Principal Investment Strategies

Investors in the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Tax-Free Income Series seek a steady flow of income derived from state specific municipal securities of investment grade quality (those rated BBB or Baa or higher at the time of purchase) with a nominal maturity of 10 or more years.

Investors in the Kentucky, North Carolina and Tennessee Tax-Free Short-to-Medium Series seek a steady flow of income derived from state specific municipal securities of investment grade quality with a nominal maturity usually ranging from 2-5 years with somewhat less yield.

Principal Risks of Investing

The principal risks of investing in any of the single state municipal bond Series is the possibility of default on the municipal securities, even though the securities are of investment grade, or loss of money. Investment in any of the single state municipal bond Series may involve greater risk than an investment in a fund with a portfolio comprised of municipal securities issued by more than one state. This additional risk is due to the possibility of an economic or political development unique to a single state or region that may adversely affect the performance of the single state municipal bond Series. Typically, as interest rates rise the share prices (determined by the net asset value or NAV) of the single state municipal bond Series will decline; conversely, as interest rates fall the share prices (NAV) of the single state municipal bond Series will rise. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective of any Series will be achieved. A Series’ total return and net asset value will fluctuate.

The portfolios of the Kentucky Tax-Free Income Series and Tennessee Tax-Free Income Series are diversified, while the portfolios of all the other single state Series are non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by that issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Investors should recognize that, in periods of rising interest rates, the yield of the Series typically would tend to be somewhat lower. When interest rates are falling, the inflow of net new money to the Series will likely be invested in portfolio instruments producing lower yields than the balance of the Series’ portfolio, reducing the current yield of the Series. In periods of rising interest rates, if there is an outflow of money, the yield of the Series may rise, although the share price will generally decline. As with any mutual fund investment, an investment in the single state municipal bond Series involves investment risks, including the possible loss of principal.

INTERMEDIATE GOVERNMENT BOND SERIES

Investment Objectives and Goals

Investors in our Intermediate Government Bond Series are seeking a high level of current income derived from securities of the U.S. Government and its agencies without incurring undue risk to principal. (See “Investment objectives/principal policies and risks” on page 11 for further discussion).

Principal Investment Strategies

At least sixty-five percent (65%) of the portfolio of the Intermediate Government Bond Series will be invested in securities issued by the U.S. Government or its agencies or instrumentalities, with the remainder of the portfolio invested in bank accounts fully insured by the FDIC or collateralized by bonds issued by the U.S. Government or its agencies or U.S. Treasury or Agency Notes and Bills. The nominal maturity of the securities held in this Series ranges from 3-10 years.

Principal Risks of Investing

The principal risk of investing in the Intermediate Government Bond Series is the possibility of default, even though the securities are of investment grade, or loss of money. Typically, as interest rates rise the share price (determined by the net asset value or NAV) of the Intermediate Government Bond Series will decline; conversely, as interest rates decline the share price (NAV) of the Intermediate Government Bond Series will rise. In general, portfolios with longer average maturities are more sensitive to these price changes. There is no assurance that the investment objective will be achieved. The Series’ total return and net asset value will fluctuate.

The portfolio of the Intermediate Government Bond Series is non-diversified. A non-diversified portfolio may have as much as 50% of the portfolio invested in the securities of a single issuer, while a diversified portfolio may have as much as 25% of the portfolio invested in the securities of a single issuer. The potential for investment of 50% of the portfolio in the securities of a single issuer may involve more risk, because the consequences of a default by the issuer would be greater than a default by an issuer representing only 25% of the portfolio.

Investors should recognize that in periods of rising interest rates, the yield of the Series typically would tend to be somewhat lower. When interest rates are falling, the inflow of net new money to the Series will likely be invested in portfolio instruments producing lower yields than the balance of the Series’ portfolio, reducing the current yield of the Series. In periods of rising interest rates, if there is an outflow of money, the yield may rise, although the share price will generally decline. As with any mutual fund investment, an investment in the Intermediate Government Bond Series involves investment risks, including the possible loss of principal.

No mutual fund is a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual fund shares involve investment risks, including the possible loss of principal. More detailed information about the Trust, its investment policies, restrictions and risks can be found in the Trust’s Statement of Additional Information (SAI).

RISK/RETURN BAR CHARTS AND TABLES

The following bar charts and tables provide an indication of the risks of investing in the Trust by showing changes in the Series’ performance from year to year over a 10 year period (or since inception if the Series has been in existence less than 10 years) and by showing how the Series’ average annual returns for one, five and ten years (or since inception) compare to those of a broad-based securities market index. How the Series has performed in the past (both before and after taxes) is not necessarily an indication of how the Series will perform in the future. All fund performance assumes reinvestment of dividends and capital gains.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. After-tax returns for each Series of the Trust will vary.

ALABAMA TAX-FREE INCOME SERIES
Annual Total Returns
One Year Total Return
Total Return
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.03%
7.29%
10.10%
5.89%
5.03%
3.32%
4.56%
3.26%
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
Years Ending On

During the periods shown in the chart for the Alabama Tax-Free Income Series

	Returns	Quarter ended
Highest Quarter Total Return	5.28%	September 30, 2002
Lowest Quarter Total Return	-3.65%	September 30, 2008
2008 Year-to-Date Total Return	-3.98%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

ALABAMA TAX FREE INCOME SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	Inception January 1, 2000
Return Before Taxes	3.26%	4.41%	6.63%
Return on $1,000	$1,033	$1,241	$1,671
Return After Taxes on Distributions	3.06%	4.37%	6.60%
Return on $1,000	$1,031	$1,265	$1,668
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	4.31%	6.62%
Return on $1,000	$1,031	$1,235	$1,670
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.95%

KENTUCKY TAX-FREE INCOME SERIES
Annual Total Returns
One Year Total Return
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
Total Return
5.63%
-1.42%
8.00%
5.01%
7.15%
5.54%
4.09%
2.66%
4.41%
3.59%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Years Ending On

During the periods shown in the chart for the Kentucky Tax-Free Income Series

	Returns	Quarter ended
Highest Quarter Total Return	3.66%	December 31, 2000
Lowest Quarter Total Return	-2.41%	September 30, 2008
2008 Year-to-Date Total Return	-2.46%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

KENTUCKY TAX FREE INCOME SERIES

For periods ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes (%)	3.58%	4.05%	4.43%
Return on $1,000	$1,036	$1,220	$1,543
Return After Taxes on Distributions (%)	3.58%	4.05%	4.43%
Return on $1,000	$1,036	$1,220	$1,543
Return After Taxes on Distributions and Sale of Fund Shares (%)	3.57%	4.05%	4.43%
Return on $1,000	$1,036	$1,220	$1,543
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.17%

## KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

### Annual Total Returns

One Year Total Return
Total Return
8.00%
6.00%
4.00%
2.00%
0.00%
4.63%
0.29%
5.49%
5.36%
6.50%
3.59%
1.81%
0.40%
2.74%
3.94%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Years Ending On

During the periods shown in the chart for the Kentucky Tax-Free Short-to-Medium Series

	Returns	Quarter ended
Highest Quarter Total Return	3.01%	September 30, 2002
Lowest Quarter Total Return	-2.03%	June 30, 2004
2008 Year-to-Date Total Return	-0.06%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

KENTUCKY TAX FREE SHORT-TO-MEDIUM SERIES

For the periods ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	3.94%	2.49%	3.46%
	$1,039	$1,131	$1,404
Return After Taxes on Distributions	3.94%	2.49%	3.46%
	$1,039	$1,131	$1,404
Return After Taxes on Distributions and Sale of Fund Shares	3.91%	2.49%	3.46%
	$1,039	$1,131	$1,404
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	3.72%

During the periods shown in the chart for the Mississippi Tax-Free Income Series

	Returns	Quarter ended
Highest Quarter Total Return	5.72%	September 30, 2002
Lowest Quarter Total Return	-3.35%	September 30, 2008
2008 Year-to-Date Total Return	-3.91%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

MISSISSIPPI TAX FREE INCOME SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	Inception January 1, 2000
Return Before Taxes	3.00%	4.29%	6.27%
value of 1000	$1,030	$1,234	$1,627
Return After Taxes on Distributions	3.00%	4.29%	6.27%
value of 1000	$1,030	$1,234	$1,627
Return After Taxes on Distributions and Sale of Fund Shares	2.99%	4.33%	6.27%
value of 1000	$1,030	$1,236	$1,531
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.95%

During the periods shown in the chart for the North Carolina Tax-Free Income Series

	Returns	Quarter ended
Highest Quarter Total Return	5.37%	December 31, 2000
Lowest Quarter Total Return	-3.58%	September 30, 2008
2008 Year-to-Date Total Return	-4.10%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

NORTH CAROLINA TAX FREE INCOME SERIES

For Quarterly Periods ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	3.08%	3.80%	4.52%
value of $1000	$1,031	$1,205	$1,556
Return After Taxes on Distributions	3.08%	3.80%	4.52%
value of $1000	$1,031	$1,205	$1,556
Return After Taxes on Distributions and Sale of Fund Shares	3.10%	3.82%	4.54%
value of $1000	$1,031	$1,206	$1,559
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.17%

## NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

### Annual Total Returns

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Total Return
One Year Total Return
4.77%
0.92%
5.52%
5.35%
7.52%
4.37%
1.93%
0.54%
2.69%
3.68%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Years Ending On

During the periods shown in the chart for the North Carolina Tax-Free Short-to-Medium Series

	Returns	Quarter ended
Highest Quarter Total Return	3.57%	September 30, 2002
Lowest Quarter Total Return	-1.88%	June 30, 2004
2008 Year-to-Date Total Return	-0.04%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

NORTH CAROLINA TAX FREE SHORT TO MEDIUM SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	3.68%	2.63%	3.71%
value of $1000	$1,037	$1,139	$1,439
Return After Taxes on Distributions	3.68%	2.63%	3.71%
value of $1000	$1,037	$1,139	$1,439
Return After Taxes on Distributions and Sale of Fund Shares	3.66%	2.63%	3.70%
value of $1000	$1,037	$1,139	$1,438
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.17%

TENNESSEE TAX-FREE INCOME SERIES
Annual Total Returns
One Year Total Return
Total Return
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
7.63%
-2.71%
9.72%
4.40%
8.37%
5.15%
3.93%
2.52%
4.28%
2.74%
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
Years Ending On

During the periods shown in the chart for the Tennessee Tax-Free Income Series

	Returns	Quarter ended
Highest Quarter Return	4.62%	December 31, 2000
Lowest Quarter Return	-3.71%	September 30, 2008
2008 Year-to-Date Return	-3.77%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

TENNESSEE TAX FREE INCOME SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	2.73%	3.72%	4.55%
value of $1000	$1,027	$1,200	$1,560
Return After Taxes on Distributions	2.73%	3.72%	4.54%
value of $1000	$1,027	$1,200	$1,559
Return After Taxes on Distributions and Sale of Fund Shares	2.73%	3.72%	4.54%
value of $1000	$1,027	$1,200	$1,559
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.17%

## TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES
### Annual Total Returns

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Total Return
One Year Total Return
4.33%
1.14%
5.61%
3.93%
7.69%
3.81%
1.94%
0.34%
2.53%
3.15%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
Years Ending On

During the periods shown in the chart for the Tennessee Tax-Free Short-to-Medium Series

	Returns	Quarter ended
Highest Quarter Total Return	3.44%	September 30, 2002
Lowest Quarter Total Return	-0.80%	September 30, 2008
2008 Year-to-Date Total Return	-0.52%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	3.15%	2.35%	3.43%
	$1,031	$1,123	$1,400
Return After Taxes on Distributions	3.15%	2.35%	3.43%
	$1,031	$1,123	$1,400
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	2.35%	3.43%
	$1,031	$1,123	$1,401
Lehman Brothers Municipal Bond Index (Index reflects no deduction for fees, expenses or taxes)	3.34%	4.30%	5.17%

During the periods shown in the chart for the Intermediate Government Bond Series:

	Returns	Quarter ended
Highest Quarter Total Return	4.82%	June 30, 2002
Lowest Quarter Total Return	-1.81%	June 30, 2004
2008 Year-to-Date Total Return	1.64%	September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

INTERMEDIATE GOVERNMENT BOND SERIES

For Quarterly Periods Ended December 31, 2007

	1 year	5 years	10 years
Return Before Taxes	8.18%	4.55%	5.68%
value of $1000	$1,082	$1,249	$1,737
Return After Taxes on Distributions	6.33%	2.76%	2.24%
value of $1000	$1,063	$1,146	$1,248
Return After Taxes on Distributions and Sale of Fund Shares	6.29%	2.75%	3.48%
value of $1000	$1,063	$1,145	$1,407
Lehman Brothers U.S. Government Intermediate Index (Index reflects no deduction for fees, expenses or taxes)	8.42%	3.69%	5.55%

Fees and Expenses of the Trust:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (fees paid directly from your investment)	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	NONE	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions] (as a percentage of offering price)	NONE	NONE	NONE	NONE
Redemption Fees (as a percentage of amount redeemed, if applicable)	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE
Maximum Account Fee	NONE	NONE	NONE	NONE

Shareholder Fees (fees paid directly From your investment)	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to Medium Series	Intermediate Government Bond Series
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other distributions] (as a percentage of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption Fees (as a percentage of amount redeemed, if applicable)	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE
Maximum Account Fee	NONE	NONE	NONE	NONE	NONE

Fees and Expenses of the Trust (Continued):

Annual Fund Operating expenses (expenses that are deducted from Series assets expressed as a percentage of average net assets before waivers/reimbursements)[1]	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to Medium Series	Mississippi Tax-Free Income Series
Management Fee	0.50	0.40	0.50	0.50
Distribution Fee	0.00	0.00	0.00	0.00
Shareholder Services Fee	0.15	0.12	0.13	0.15
Other Expenses	0.19	0.06	0.10	0.36
Total Annual Fund Operating Expenses	0.84	0.58	0.73	1.01

1.      Although not contractually obligated to do so the Adviser waived a portion of the management fee for certain Funds and will not seek to recover these amounts. The Adviser can terminate this voluntary waiver at any time. Custodian credits were also realized that reduced each Fund’s expenses. The total waivers and/or expense reductions are shown below along with the net expenses the Series actually paid for the fiscal year ended June 30, 2008.

Waiver and/or expense reduction of Fund Expenses	0.39	0.00	0.01	0.56
Total Actual Annual Fund Operating Expenses (after waivers/expense reduction)	0.45	0.58	0.72	0.45

Annual Fund Operating Expenses (expenses that are deducted from Series assets expressed as a percentage of average net assets before waivers/reimbursements)[1]	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to Medium Series	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to Medium Series	Intermediate Government Bond Series
Management Fee	0.50	0.50	0.50	0.50	0.20
Distribution Fee	0.00	0.00	0.00	0.00	0.00
Shareholder Services Fee	0.13	0.15	0.13	0.15	0.15
Other Expenses	0.09	0.21	0.08	0.21	0.16
Total Annual Fund Operating Expenses	0.72	0.86	0.72	0.86	0.51

1.      Although not contractually obligated to do so, the Adviser waived a portion of the management fee for certain Funds and will not seek to recover these amounts. The Adviser can terminate this voluntary waiver at any time. Custodian credits were also realized that reduced each Fund’s expenses. The total waivers and/or expense reductions are shown below along with the net expenses the Series actually paid for the fiscal year ended June 30, 2008.

Waiver and/or expense reduction of Fund Expenses	0.01	0.04	0.01	0.05	0.02
Total Actual Annual Fund Operating Expenses (after waivers/expense reduction)	0.71	0.82	0.71	0.81	0.49

EXAMPLE:

The example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that your operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to Medium Series	Mississippi Tax-Free Income Series
1 year	$88	$61	$76	$106
3 years	276	191	237	331
5 years	479	332	411	574
10 years	1,065	745	918	1,270

	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to Medium Series	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to Medium Series	Intermediate Government Bond Series
1 year	$76	$90	$75	$90	$54
3 years	237	282	233	282	168
5 years	411	490	406	490	293
10 years	918	1,089	906	1,089	657

You would pay the same expenses assuming no redemption.

Investment Objectives/Principal Policies and Risks

Single State Municipal Bond Series

All of our single state Series, whatever their maturity range, have an investment objective of realizing a high level of tax-exempt income without incurring undue risk to principal by investing in state specific municipal securities. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of issuance. In conformity with guidelines of the Securities and Exchange Commission, each single state Series has a fundamental policy that during periods of normal market conditions either (1) the Series’ assets will be invested so that at least 80% of the income will be tax-exempt or (2) the Series will have at least 80% of its net assets invested in tax-exempt securities. In addition, under normal market conditions, at least 65% of the value of each Series’ assets will be invested in municipal securities of the state identified in the title of the Series.

Yield on municipal securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher credit quality pay lower yields than issues of longer maturity and/or lower credit quality. The market values of municipal securities vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. The types of municipal securities and the general characteristics of each type are described in the “Statement of Additional Information”.

The inherent risk associated with investment in municipal securities is the risk of default. In addition, the net asset value of our shares may be impacted by the general economic conditions in the country and/or within the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee. The limitation of our investments of each Series to a single state may involve greater risk than if we invested in municipal securities issued by more than one state, due to the possibility of an economic or political development that could uniquely affect the ability of issuers to meet the debt obligations of the securities.

State income in the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, as with all states, is subject to fluctuation on a year to year basis. Changes in an issuer’s financial strength or changes in the credit rating assigned to an obligation may also affect the value of that security. Consequently, the downgrading of the credit quality of an obligation may result in a decrease in share price. State constitutional limits on tax increases, budget deficits, erosion of the tax base, and other financial difficulties may also pose a risk to timely payment on bonds. Many municipal securities may be called or redeemed before maturity. Each single state municipal bond Series may have a large amount of its assets invested in securities subject to call risk. If securities are called or redeemed, the proceeds may have to be reinvested in lower yielding securities thereby potentially reducing the Series’ income and any distribution to shareholders. The single state municipal bond Series may invest in municipal lease obligations, including but not limited to certificates of participation, which may involve additional risks since the relevant legislative body must appropriate public funds annually to make the lease payments. If public funds are not appropriated, municipal lease obligations may be canceled without penalty thereby raising the risk that an investor may not be paid.

State-Specific Risk Factors

Alabama

Alabama’s economy relies in large part on the textile, automobile, aerospace and forest products industries, all of which may be affected by cyclical changes. Alabama has experienced moderate economic growth in recent years. However, like most states, Alabama’s economy experienced a slowdown during the past year. Alabama’s real gross domestic product (GDP) for 2007 grew at an annual rate of 1.8% compared with the national average of 2.0%. (Source: U.S. Bureau of Economic Analysis) Alabama’s economic base has become increasingly diversified and has shifted away from being primarily a manufacturing dominated economy towards a more service and trade oriented economy. The automotive industry remains vital to the state’s overall economic health. Auto production has benefited from direct investment by foreign manufacturers. Four major automobile manufacturing plants and more than 300 parts suppliers are now located within the state. However, declining North American vehicle sales and production may lead to reduced state tax revenues.

The state’s annual average unemployment rate has increased recently and stood at 4.7% through the end of June 2008 which is below the national unemployment rate of 5.5%. (Source: U.S. Bureau of Labor Statistics) Employment growth in the state continues to be led by auto-related manufacturing and parts suppliers, transportation, and the aerospace industry. Tourism also continues to be a major industry for the state.

The preliminary estimate of 2007 per capita income in Alabama is $32,404 compared with the national average of $38,611, ranking 42nd in the nation. (Source: U.S. Bureau of Economic Statistics)

Alabama had net tax-supported debt per capita of $869 in 2007 which represented 2.8% of 2006 personal income. The state’s debt burden based on the above two measures was slightly lower than the national net tax-supported debt median for 2007 of $889, but slightly higher than the national net tax-supported debt median of 2.6% of 2006 personal income (Source: Moody’s Investors Services, Special Comment: “2008 State Debt Medians”, April 2008). As of June 30, 2008, Alabama’s general obligation debt was rated AA by Standard & Poor’s.

Kentucky

The Commonwealth of Kentucky’s non-agricultural economy is diversified among the following sectors: services, wholesale and retail trade, manufacturing, and government. In recent years, the leisure and hospitality sector has added the largest number of new jobs followed by education and health services, trade, transportation and utilities, professional and business services, and construction. The Commonwealth’s agricultural sector is well diversified among horses, cattle, poultry, hogs, tobacco, and grain crops.

Manufacturing remains Kentucky’s largest industrial sector, but it has declined as a percentage of Kentucky’s economy over the past few years. Manufacturing accounts for approximately 19% of Kentucky’s GDP and 15% of all nonagricultural employment. The service sector has continued to expand in Kentucky and now accounts for close to 40% of statewide employment.

Kentucky has also experienced a slowdown in growth in the past year. Kentucky’s real GDP for 2007 grew at an annual rate of 2.3% compared with the national average of 2.0%. (Source: U.S. Bureau of Economic Analysis) The state’s annual average unemployment rate stood at 6.3% through the end of June 2008 compared with the national average of 5.5%. (Source: U.S. Bureau of Labor Statistics) The preliminary estimate of 2007 per capita income in Kentucky is $31,111 compared with the national average of $38,611, ranking 46th in the nation. (Source: U.S. Bureau of Economic Statistics).

Kentucky had net tax-supported debt per capita of $1,381 in 2007 which represented 4.8% of 2006 personal income. The Commonwealth’s debt burden based on the above two measures was above the national net tax-supported debt medians of $889 and 2.6% of personal income, respectively. (Source: Moody’s Investors Services, Special Comment: “2008 State Debt Medians”, April 2008) As of June 30, 2008, Kentucky’s appropriation supported debt was rated AA- by Standard & Poor’s.

Mississippi

Mississippi’s economy relies primarily on manufacturing and service industries and, as such, its economy is sensitive to trends in those industries. In recent years, the state has also successfully promoted gaming and tourism both of which have become important industries for Mississippi and which provide substantial amounts of revenue to the state. Mississippi’s real GDP for 2007 grew at an annual rate of 1.7% compared with the national average of 2.0%. (Source: Bureau of Economic Analysis) The state’s annual average unemployment rate stood at 6.9% through the end of June 2008 compared with the national average of 5.5%. (Source: U.S. Bureau of Labor Statistics) The preliminary estimate of 2007 per capita income in Mississippi is $28,845 compared with the national average of $38,611, ranking last in the nation. (Source: U.S. Bureau of Economic Statistics)

Mississippi’s economy has also been negatively impacted by the slowing national economy. The state’s construction sector received a strong stimulus from the impact of Hurricane Katrina, however, the pace of reconstruction has slowed as the national housing crisis continues. The state’s casinos have been successfully rebuilt and employment in the leisure and hospitality sector has largely returned to pre-Katrina levels. However, the state’s overall unemployment rate remains above the national average.

Mississippi had net tax-supported debt per capita of $1,283 in 2007 which represented 4.8% of 2006 personal income. The state’s debt burden based on the above two measures was above the national net tax-supported medians of $889 and 2.6% of personal income, respectively. (Source: Moody’s Investors Services, Special Comment: “2008 State Debt Medians”, April 2008) As of June 30, 2008, the state of Mississippi’s general obligation debt was rated AA by Standard & Poor’s.

North Carolina

North Carolina’s economy consists of a combination of services, industry, agriculture, trade and tourism. In recent years, the state has seen significant increases in population, labor force, and per capita income. Despite having a number of large urban centers, the state remains predominantly rural. Agriculture is diversified among hogs, poultry, greenhouse/nursery operations, tobacco, and turkeys. Tourism is concentrated in the western and coastal parts of the state.

North Carolina’s economy has also been negatively affected by the slowdown in the national economy. The state’s real GDP for 2007 grew at an annual rate of 2.2% which was slightly above the national average of 2.0%. (Source: U.S. Bureau of Economic Analysis) Like many states, North Carolina’s economy is continuing to undergo a transformation from that of a traditional manufacturing based economy to a new economy driven increasingly by professional and business services. The state’s average annual unemployment rate through the end of June 2008 stood at 6.0% compared to the national average of 5.5%. (Source: U.S. Bureau of Labor Statistics) Strong gains in service sector jobs have so far offset ongoing declines in manufacturing, including the textile and apparel sectors. The preliminary estimate of 2007 per capita income in North Carolina is $33,636 compared with the national average of $38,611, ranking 36th in the nation. (Source: U.S. Bureau of Economic Statistics)

North Carolina had net tax-supported debt per capita of $898 in 2007 which represented 2.8% of 2006 personal income. The state’s debt burden based on the above two measures was slightly above the national net tax-supported debt medians of $889 and 2.6% of personal income, respectively. As of June 30, 2008, the state’s general obligation debt was rated AAA by Standard & Poor’s.

Tennessee

Tennessee’s non-agricultural economy is diversified among the following sectors: manufacturing, wholesale and retail trade, services and government. In recent years, the leisure and hospitality, retail, and education and health services sectors have contributed substantially to the state’s employment growth. The agricultural sector in Tennessee is widely diversified among livestock, poultry, fruit and vegetable production, soybeans, cotton, tobacco, and greenhouse/nursery operations. Agriculture constitutes approximately one third of the state’s overall economy.

Tennessee’s economy has shown sustained growth over the past few years but recently has slowed down significantly in response to the downturn in the national economy. The service sector continues to be the driver for the state’s non-farm job growth, especially jobs in the leisure and hospitality services and education and health services. Tennessee’s 2007 real GDP grew at an annul rate of 0.9% compared with the national average of 2.0%. (Source: U.S. Bureau of Economic Analysis) The state’s average annual unemployment rate through the end of June 2008 stood at 6.5% compared with the national average of 5.5%. (Source: U.S. Bureau of Labor Statistics) The preliminary estimate of 2007 per capita income in Tennessee is $33,280 compared with the national average of $38,611, ranking 39th in the nation. (Source: U.S. Bureau of Economic Statistics)

Tennessee has net tax-supported debt per capita of $221 in 2007 which represented 0.7% of 2006 personal income. The state’s debt burden based on the above two measures was significantly below the national net tax-supported debt medians of $889 and 2.6% of personal income, respectively. (Source: Moody’s Investors Services, Special Comment: “2008 State Debt Medians”, April 2008) As of June 30, 2008, the state’s general obligation debt was rated AA+ by Standard & Poor’s.

State Specific Risk Factors (Summary)

In sum, the economies of Alabama, Kentucky, Mississippi, North Carolina and Tennessee appear to be sufficiently diverse that an economic decline in any single segment of a state’s economy would not necessarily lead to the non-payment of debt service on municipal bonds issued by those states. A more detailed discussion of the characteristics of each Series offered by the Trust is provided below. The nominal maturity takes into consideration the final maturity of a security only. The effective maturity takes into consideration the possibility that the issuer may call the bond before its maturity date.

Alabama Tax-Free Income Series

This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a steady stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a nominal maturity of 15.74 years and an effective maturity of 6.07 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Kentucky Tax-Free Income Series

This is a diversified fund where the nominal maturity will usually average 10 years or more, where a steady stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a nominal maturity of 13.93 years and an effective maturity of 5.85 years as of June 30, 2008.

Kentucky Tax-Free Short-to-Medium Series

This is a non-diversified fund where the nominal maturity will usually range from 2-5 years. The yield of this Series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a nominal maturity of 5.19 years and an effective maturity of 4.37 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Mississippi Tax-Free Income Series

This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a steady stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a nominal maturity of 14.66 years and an effective maturity of 9.88 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Income Series

This is a non-diversified fund where the nominal maturity will usually average 10 years or more, where a steady stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a nominal maturity of 15.61 years and an effective maturity of 7.81 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Short-to-Medium Series

This is a non-diversified fund where the nominal maturity will usually range from 2-5 years. The yield of this Series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a nominal maturity of 6.36 years and an effective maturity of 4.43 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Tennessee Tax-Free Income Series

This is a diversified fund where the nominal maturity will usually average 10 years or more, where a steady stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a nominal maturity of 15.82 years and an effective maturity of 9.04 years as of June 30, 2008.

Tennessee Tax-Free Short-to-Medium Series

This is a non-diversified fund where the nominal maturity will usually range from 2-5 years. The yield of this Series will typically be lower than the Income Series, but with less principal fluctuation. This portfolio had a nominal maturity of 6.18 years and an effective maturity of 4.79 years as of June 30, 2008. As a non-diversified Series, the Series may invest up to 50% of the Series’ total assets in as few as two investments, with each of those investments comprising up to 25% of the Series’ total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Intermediate Government Bond Series

The Intermediate Government Bond Series has an investment objective of realizing a high level of current income without incurring undue risk to principal by investing at least 65% of the value of our total assets in a professionally managed non-diversified portfolio of bonds: (1) issued by the U.S. Government such as U.S. Treasury Bonds; or (2) issued by agencies or instrumentalities of the U.S. Government, such as, but not limited to, obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) and the Federal Home Loan Bank. The remaining assets are invested in bank accounts fully insured by the FDIC or collateralized by bonds described in 1) and 2); repurchase agreements fully collateralized by bonds described in 1) and 2); and U.S. Treasury or Agency Notes and Bills. The types of securities the Fund invests in and a discussion of their characteristics are described in the “Statement of Additional Information.” The nominal maturity of the portfolio will usually be 3 to 10 years in an effort to minimize fluctuations in principal. The portfolio had nominal maturity of 9.17 years and an effective maturity of 6.52 years as of June 30, 2008.

U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the right to borrow from the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Ginnie Mae’s are U.S. Government securities which represent interests in pools of mortgage loans. The principal and interest payments on Ginnie Mae’s are fully guaranteed by the U.S. Government.

Generally speaking, U.S. Government securities are high quality securities. However, as with any investment, there are risks associated with investing in U.S. Government securities. The yield on U.S. Government securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, prevailing conditions in the U.S. Government securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher quality pay lower yields than issues of longer maturity and/or lower quality. The market values of U.S. Government securities vary depending upon available yields both in the U.S. Government securities markets and in the short-term money markets. Therefore, the net asset value of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. Typically, the longer the maturity of a security, the greater the impact a change in interest rates could have on a security’s price.

Changes in an issuer’s financial strength or changes in the credit rating assigned to an obligation may also affect the value of that security. Many U.S. Government Securities may be called or redeemed before maturity. The Intermediate Government Bond Series may have a large amount of its assets invested in securities subject to call risk. If securities are called or redeemed, the proceeds may have to be reinvested in lower yielding securities thereby potentially reducing the Series’ income and any distribution to shareholders. Neither the Series share price nor its yield are guaranteed by the U.S. Government

INVESTMENT POLICIES, RESTRICTIONS AND STRATEGIES

Single State Municipal Bond Series

Our eight single state municipal bond Series have fundamental policies of investing at least 80% of the value of the assets in securities meeting the following quality standards:

A)	Bonds rated at the time of purchase within the four highest grades assigned by a recognized rating agency.

B)	Notes rated at the time of purchase within the three highest grades assigned by a recognized rating agency; and bonds and notes not rated by a recognized rating agency within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds or notes secured by United States Treasury Bills or Notes.)

C)	No more than 20% of the value of our total assets in any of the municipal bond Series will be invested in securities which are not rated. The Trust will not purchase securities which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own evaluation of each security it selects for each portfolio and will continue to evaluate each portfolio security so long as we hold it.

As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the municipal bond Series are those producing income exempt from both Federal and State income taxes in the states where the securities were originally issued, though ad valorem taxes may be due in some states. The IRS may audit issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from adjusted gross income. We do not purchase securities subject to the Alternative Minimum Tax (AMT).

The investment policies may not be changed without approval of the holders of a majority of the outstanding shares representing each Series. The only exception to the policies previously described is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes.

The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit, banker’s acceptances and other short-term debt obligations of United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody’s; and repurchase agreements relating to an underlying security in which we are authorized to invest. When investing in taxable obligations and cash equivalents on a short term basis, our investment objective of producing income exempt from both Federal and State income taxes may not be realized.

Intermediate Government Bond Series

The Intermediate Government Bond Series has an investment objective of realizing a high rate of current income without incurring undue risk to principal by investing at least 65% of the value of our total assets in a professionally managed non-diversified portfolio of bonds: 1) issued by the U.S. Government, such as U.S. Treasury Bonds; or 2) issued by agencies or instrumentalities of the U.S. Government, such as, but not limited to, obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank. The remaining assets are invested in bank accounts fully insured by the FDIC or collateralized by bonds described above in 1) and 2); repurchase agreements fully collateralized by bonds described in 1) and 2); or U.S. Treasury or Agency Notes and Bills.

The foregoing types of securities are described in the “Statement of Additional Information.” The dollar weighted average maturity of the portfolio will be 3-10 years in an effort to produce minimal fluctuation in principal. There can be no assurance that the objectives of the Series will be realized.

Investors should recognize that, in periods of declining interest rates, the Series’ yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the Series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Series will likely be invested in portfolio instruments producing lower yields than the balance of the Series’ portfolio, reducing the current yield of the Series. In periods of rising interest rates, the opposite can be true.

Borrowing of Money

Each Series permits borrowing money from banks as a temporary measure in order to pay redeeming shareholders or to satisfy purchase commitments, but such borrowings may not be in excess of 5% of the value of the assets of the affected Series.

Portfolio Holdings

The Trust’s policies for disclosure of its portfolio securities are set forth in the Statement of Additional Information and the Trust’s web site at www.dupree-funds.com.

Asset Composition

The weighted average ratings of the securities held by the Trust on June 30, 2008, the ending date of the fiscal year, were:

	Aaa/AAA	Aa/AA	A/A	Baa/BBB	NR(total)
Municipal Bonds
Alabama Tax-Free Income Series	19.21%	62.43%	14.42%	1.23%	2.71%
Kentucky Tax-Free Income Series	31.45	57.93	8.31	1.29	1.02
Kentucky Tax-Free Short-to-Medium Series	28.95	62.80	4.87	0.00	3.38
Mississippi Tax-Free Income Series	11.39	66.10	13.16	7.10	2.25
North Carolina Tax-Free Income Series	24.96	68.96	4.16	1.92	0.00
North Carolina Tax-Free Short-to-Medium Series	31.26	61.84	2.13	4.77	0.00
Tennessee Tax-Free Income Series	14.58	60.33	18.51	6.58	0.00
Tennessee Tax-Free Short-to-Medium Series	22.82	52.65	12.35	7.73	4.45
Government Bonds
Intermediate Government Bond Series	100.00

The Board of Trustees of the Trust, acting upon information furnished by the Investment Adviser, has determined that the unrated bonds held by each Series were comparable to rated bonds in the following categories:

Comparable To:	Aaa/AAA	Aa/AA	A/A	Baa/BBB
Alabama Tax-Free Income Series				2.71%
Kentucky Tax-Free Income Series	.43%			.57%
Kentucky Tax-Free Short-to-Medium Series	3.38%
Mississippi Tax-Free Income Series			1.66%	.59%

The Tennessee Tax-Free Short-to-Medium Series held .32% of non-rated bonds which is comprised of one position which is in default and which is non-income producing. When issued, the bonds were rated A.

ORGANIZATION AND MANAGEMENT OF THE TRUST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Trust offers shares of beneficial interest of separate Series without par value.

Shares of nine Series are being offered for sale:

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

Intermediate Government Bond Series

Each share has one vote. Fractional shares have proportionate voting rights and participate pro-rata in dividends and distributions. Our shares have cumulative voting rights for the election of Trustees. On matters affecting an individual Series, a separate vote of the Series is required. Shareholders of a Series are not entitled to vote on any matter not affecting the Series in which they are invested.

We are registered as a diversified, open-end investment company of the management type under the Investment Company Act of 1940; however, each Series of the Trust may or may not be diversified. Our shares, which are offered continuously, are registered for sale under the Securities Act of 1933.

The Alabama Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Kentucky Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Kentucky Tax-Free Short-to-Medium Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Mississippi Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The North Carolina Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas and Virginia.

The North Carolina Tax-Free Short-to-Medium Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Tennessee Tax-Free Income Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Tennessee Tax-Free Short-to-Medium Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

The Intermediate Government Bond Series is available for sale in the following states: Alabama; Florida; Georgia; Illinois; Indiana; Kentucky; Mississippi; North Carolina; Ohio; South Carolina; Tennessee; Texas; and Virginia.

We offer and redeem our shares at current net asset value.

Trustees

The Trustees of the Trust consist of six individuals, all of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed upon the directors or trustees of investment companies by the Investment Company Act of 1940. The Trustees of the Trust are:

James C. Baughman, Jr.: Director, President, Secretary, Treasurer, Office Suites Plus

Lucy A. Breathitt: Alexander Farms, farming, cattle and tobacco.

William A. Combs, Jr.: Officer, Director: Mercedes-Benz of Cincinnati, OH; Mercedes-Benz of West Chester, OH and Freedom Dodge, Lexington, KY.

C. Timothy Cone, President: Gess, Mattingly & Atchison, PSC (law firm)

J. William Howerton: Judge (retired November 1996) KY Court of Appeals; Self-Employed Mediator, Arbitrator, Trustee and Special Judge,

William S. Patterson: President, CEO, Cumberland Surety Insurance Co., Lexington, KY.; President, Patterson & Co., Frankfort, KY (real estate development, thoroughbred horse breeding, farming)

Investment Adviser and Advisory Agreements

Our investment activities are managed by Dupree & Company, Inc., P.O. Box 1149, Lexington, Kentucky 40588-1149. Dupree & Company was formed in 1962 to continue a business founded in 1941. Dupree & Company, Inc. also serves as Transfer Agent. Dupree & Company, Inc. (or its subsidiary) has served as the Investment Adviser for all Series of the Trust since inception in 1979 as the Kentucky Tax-Free Income Fund.

Dupree & Company, Inc. may, at its sole cost and expense, enter into sub-shareholder servicing agreements with commercial banks, investment advisers, or other entities to provide assistance in maintaining books, accounts and records of shareholders advised by those entities.

Dupree & Company, Inc. serves as the Investment Adviser for each of our nine Series pursuant to separate Investment Advisory Agreements with each Series. Each agreement will continue in effect until October 31, 2009, and may be continued thereafter for annual periods if renewed. Subject to the direction of the Trustees, Dupree & Company, Inc. is responsible for the actual management of the Trust’s portfolios. The compensation paid to the Investment Adviser as presented on pages 10 and 11 is inclusive of certain administrative services and provision of office space, facilities, equipment and personnel for management of the Trust. The compensation paid to the Investment Adviser pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of each Series as follows:

Range of Total Assets (in dollars)
	$0-100,000,000	100,000,001- $150,000,000	150,000,001 - $500,000,000	500,000,001+
All Municipal Bond Funds	.50 of 1%	.45 of 1%	.40 of 1%	.35 of 1%
Intermediate Government Bond Series	.20 of 1%	.20 of 1%	.20 of 1%	.20 of 1%

Dupree & Company, Inc. has reserved the right to voluntarily waive management fees or assume and pay other expenses of any Series of the Trust at its sole option and will not seek to recover any such amounts. For the fiscal year ended June 30, 2008, the aggregate fees paid to Dupree & Company, Inc. (after waivers and fee or expense reductions) as a percentage of average net assets was:

Alabama Tax-Free Income Series	.15 of 1%
Kentucky Tax-Free Income Series	.40 of 1%
Kentucky Tax-Free Short-to-Medium Series	.50 of 1%
Mississippi Tax-Free Income Series	.04 of 1%
North Carolina Tax-Free Income Series	.50 of 1%
North Carolina Tax-Free Short-to-Medium Series	.50 of 1%
Tennessee Tax-Free Income Series	.50 of 1%
Tennessee Tax-Free Short-to-Medium Series	.50 of 1%
Intermediate Government Bond Series	.20 of 1%

A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreements with Dupree & Company, Inc. is available in the Trust’s June 30, 2008 Annual Report to Shareholders for the year ending June 30, 2008 and will be available in the Trust’s December 31, 2008 Semi-Annual Report to Shareholders for the six months ending December 31, 2008.

In addition, the Trust has entered into a Transfer Agent/Shareholder Service Agreement with Dupree & Company, Inc. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000.

Fund Portfolio Managers

The person primarily responsible for the day-to-day management of all series of the Trust is Vincent Harrison. Mr. Harrison previously served from 1999 to 2004 as Associate Portfolio Manager under the late William T. Griggs, II and thereafter until 2006 under Thomas P. Dupree, Sr. Eugene Gard serves as the Associate Portfolio Manager under Mr. Harrison. Mr. Gard graduated from the United States Naval Academy in 2001 and joined Dupree & Company, Inc. in 2008 after active duty service in the United States Navy from 2001-2007. The Statement of Additional Information contains additional information about the Portfolio Managers’ compensation and ownership of Trust shares.

DETERMINING NET ASSET VALUE

The price used when you buy or sell shares in a Series is the next net asset value computed after we receive your order in proper form. The net asset value per share of each Series is determined separately at 4:00 p.m. local time each weekday the Dupree office is open by dividing the total value of the assets of a series, minus liabilities, by the total number of shares outstanding.

The Dupree office is closed on the following holidays: Thanksgiving (November 27, 2008), Christmas (December 25, 2008), New Year’s (January 1, 2009), Martin Luther King Day (January 19, 2009), President’s Day (February 16, 2009), Good Friday (April 10, 2009), Memorial Day (May 25, 2009), Independence Day (July 3, 2009) and Labor Day (September 7, 2009). However, on any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, we reserve the right to close and calculate each Series’ NAV at the SIFMA recommended closing time. If we do so, we will process purchase and redemption orders received after the closing time on the next business day. When SIFMA recommends a closing time before the Trust order cut-off time, purchase and sales orders accepted by the Trust after the SIFMA recommended closing time will be effective the following business day. We may, however, elect to remain open on those dates which SIFMA recommends an early closing time or to open on days when SIFMA recommends a full close. If your purchase or sales order is accepted by the Trust before the Trust’s order cut-off time on a day when the Trust is open but SIFMA recommends a full close, it will be effective the same business day at the NAV computed that day. Purchase and sales orders accepted after the Trust’s order cut-off time will be effective the following business day at the NAV computed on the following day.

SIFMA generally recommends that early closes occur as of 2:00 p.m. on the following business days: November 26, 2008; November 28, 2008; December 24, 2008; December 26, 2008; December 31, 2008; January 2, 2009; January 16, 2009; February 13, 2009; April 9, 2009; May 22, 2009; July 2, 2009; September 4, 2009; October 9, 2009; November 10, 2009; November 25, 2009; November 27, 2009; December 24, 2009; and December 31, 2009. SIFMA’s recommended closing times are subject to change.

Since all of our Series are no-load, a sales charge or commission does not reduce the value of your investment in any of our Series. The securities in which we invest are traded primarily in the over-the-counter market. We value securities in accord with the Board of Trustees approved Dupree Municipal Valuation system. The Security Valuation System is designed to determined daily, the expected price that would be received for each municipal security held by the Trust, it that security were to be sold in an arms length transaction on that day. Management will value each security based initially on original purchase price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system. The values assigned are compared on a weekly basis to values assigned to securities by commercial valuation services. A bond valuation that is not supported by a valuation source requires management to fair value the security in consultation with the Board’s Valuation Committee.

The securities of the Intermediate Government Bond Series are priced daily utilizing prices from IDC, Muller or other published prices.

Further discussion of “Determining Net Asset Value” may be found in the Trust’s Statement of Additional Information.

BUYING SHARES

Our goal is to make doing business with us as easy as possible. You can buy shares at the next net asset value computed after we receive your investment in proper form as described below. There is no sales charge or load. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Terms of Offering

If you send us a check that does not clear, we may cancel your order and hold you responsible for any loss that we have incurred. We may recover our loss by redeeming shares held in your account, and we may prohibit or restrict you from placing future orders. The Trust does not accept third-party checks, money orders, or cash. We reserve the right to refuse official checks or cashier’s checks.

We retain the right to reject any order, and to raise or lower the minimum investment size for any persons or class of persons. An order to purchase shares is not binding on us until confirmed in writing by the Transfer Agent.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

Initial Investment

Your initial investment need only be $100.00 for any of our Series.

Purchases By Wire

If this is an initial investment you must first call us to tell us the following:

•	How the account is to be registered

•	Name of series in which you wish to invest

•	Your address

•	Your tax identification number

•	Amount being wired

•	Name of wiring bank

Our wire instructions are directed to US Bank, Cincinnati, Ohio as follows:

US Bank	ABA # 0420-0001-3
Alabama Tax-Free Income Series	#821-602-844
Kentucky Tax-Free Income Series	#483-622-098
Kentucky Tax-Free Short-to-Medium Series	#483-622-106
Mississippi Tax-Free Income Series	#821-637-840
North Carolina Tax-Free Income Series	#483-622-338
North Carolina Tax-Free Short-to-Medium Series	#483-622-346
Tennessee Tax-Free Income Series	#483-622-122
Tennessee Tax-Free Short-to-Medium Series	#483-622-130
Intermediate Government Bond Series	#483-622-148

If you are adding to an existing account by wire transfer, please call us ahead of time with your name and account number.

Purchases By Mail

Make your check payable to the Series you want to invest in and send your check to:

Dupree Mutual Funds

P.O. Box 1149

Lexington, KY 40588-1149

Along with one of the following:

•	A completed new account form (if new account)

•	The detachable stub which you will find at the top of your most recent account statement

•	A letter specifying the account number and Series

Funds deposited into your Dupree account may not be withdrawn until the Transfer Agent has confirmed that the funds used to purchase Dupree shares have cleared your bank.

Automatic Purchase Plan

Once your account is open, you may make investments automatically by authorizing Dupree Mutual Funds to draw on your bank account. Please call us at the phone number on the back cover for more information.

Individual Retirement Accounts

Shareholders of the Intermediate Government Bond Series may establish Individual Retirement Accounts. Please contact us at the number on the back cover for more information.

SELLING SHARES

You may sell all or part of the shares in your account at any time without any penalties or sales commissions. The sale of shares may result in a capital gain or loss depending upon your original cost basis. To sell shares, simply use one of the methods described below. We will not require a signature guarantee (but reserve the right to do so); however, on your account application, you will be asked to indemnify and hold harmless the Trust, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as the result of your instructions. The Trust will utilize reasonable procedures, such as recording telephone redemption requests or making inquiries of information that should only be known to the shareholder and the Trust, to confirm that instructions communicated by telephone or in writing are genuine. If reasonable procedures are followed by the Trust, it will not be liable for losses due to unauthorized or fraudulent telephone instructions.

By Telephone

In Lexington, KY (859) 254-7741

Toll Free National Number (800) 866-0614

All accounts will automatically receive telephone redemption, exchange and transfer privileges unless indicated otherwise on the initial application form. We will mail or wire the money only to the address or bank account previously filed with us. Changes to any redemption instructions must be made in writing and signed by all owners. The telephone cannot be used to redeem shares for which you hold certificates of beneficial interest or until the Transfer Agent has confirmed that funds used to purchase Dupree Shares have cleared your bank, typically 7 business days after receipt of funds.

By Mail

You must send us a written request for redemption, signed by each registered holder exactly as the shares are registered along with (if applicable):

•	Any certificates of beneficial interest

•	Documents required by Corporations, Executors, Administrators, Trustees and Guardians.

By Check

Shareholders of each of the Short-to-Medium Series, and the Intermediate Government Bond Series may redeem shares by check. In order to arrange for redemption by check, a check writing privilege form must be completed or call us at the phone number on the back cover. Checks may not be used to close an account. Checks may not be presented for payment over-the-counter at the clearing bank. If you make a deposit into your Dupree account with the intention of subsequently writing a check against your Dupree account, you must allow a sufficient amount of time for clearance of your funds (typically 7 business days) prior to writing checks against your Dupree account. The Transfer Agent reserves the right to refuse to honor any checks written against your Dupree account if it is unable to confirm clearance of funds.

Check limits	Minimum	Daily Maximum
Kentucky Tax-Free Short-to-Medium Series	$500.00	$25,000
North Carolina Tax-Free Short-to-Medium Series	$500.00	$25,000
Tennessee Tax-Free Short-to-Medium Series	$500.00	$25,000
Intermediate Government Bond Series	$500.00	none

CHECK WRITING	CHARGES:
Share Redemption:	NONE
Checks:	NONE
Insufficient Funds:	$31.00
Stop Payment:	$30.00

Third-Party Investments

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

Payment of Redemption Proceeds

The Transfer Agent will normally mail a check or wire redemption proceeds the business day following the receipt of necessary documents in required form. In order to receive proceeds by wire the redeeming amount must be at least $500.00. A $10.00 wire charge fee applies to all redemptions processed by wire. The Transfer Agent may deduct the wire charge from the redemption proceeds. Your own bank may also impose a wire charge on your account to which the funds are wired. There is no fee for processing redemption proceeds through the Automated Clearing House (ACH) electronic funds transfer system.

We reserve the right on all redemptions, including redemptions by writing a check in any of the Short-to-Medium Series or Intermediate Government Bond Series, to delay payment seven days if to do otherwise would negatively affect existing shareholders.

Shares redeemed to close an account will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all your shares on the next dividend payment date.

Redemption Price

The redemption price of shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Trust has received all necessary documents in proper form.

Suspension of Redemption

We may suspend the right of redemption or postpone payment for more than seven days during any of the following:

•	The New York Stock Exchange is closed

•	The Securities and Exchange Commission determines trading on the Exchange is restricted

•	There is an emergency as determined by the commission where it is not reasonably practicable for us to dispose of securities.

•	Such other period as the Commission may by order permit for the protection of the shareholders

Redemption by Trust

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will mail you a notice requesting you to bring the account back up to the minimum investment amount of $100. If you choose not to do so within 30 days we will close your account and mail the proceeds to the address of record.

If you should move to a state where the Trust does not routinely offer its shares for sale or if you should transfer or attempt to transfer any of your shares to another person residing in a state where the Trust does not routinely offer its shares for sale, the Trust reserves the right to involuntarily redeem your shares and close out your account and/or modify your dividend payment option to receive your dividends in cash in lieu of reinvestment of said dividends in the Trust.

The Trust reserves the right to redeem, at any time without notice, any account if it is determined that the account owner is not complying with the Trust’s policies and procedures.

Redemption In-Kind

The Trust does not reserve the right to redeem in-kind.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain un-cashed for six months will be considered void. The check will be canceled and the money reinvested in the Fund.

Transfer and Exchange of Shares

You may transfer your shares to another owner. You may exchange shares between Series offered in your state of residence without a sales charge at the next determination of net asset value; however, the Trust reserves the right to reject any exchange in excess of $50,000 and to modify or terminate the exchange privilege at any time only upon sixty (60) days written notice. An exchange is treated for federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged. No representation is made as to the deductibility of any such loss. The Transfer Agent will provide you with information about the documents required.

Withdrawal Plan

You may withdraw fixed or variable amounts from your account at regular intervals. Once begun, a withdrawal plan may be discontinued at any time without penalty.

Inactive Accounts

If your Account is inactive (i.e., you do not make any deposits or withdrawals) and you have not otherwise communicated with us about your Account for the applicable period provided by law, we may be required to transfer the balance of your Account as “abandoned property” to the appropriate state authority under the escheat laws.

DIVIDENDS

Generally, we declare dividends separately for each Series each business day. The Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series pay such dividends as of the last business day of each quarter. The Kentucky, North Carolina and Tennessee Short-to-Medium Series and the Intermediate Government Bond Series pay such dividends as of the last business day of each month. If no other business day(s) intervenes between a weekend or holiday on which the Dupree office is closed, then dividends will be paid on the second to last business day of the quarter (Income Series) or month (Short-to-Medium Series and Intermediate Government Bond Series). The Trustees have the authority to change dividend payment dates.

Net investment income consists of all interest income accrued on portfolio securities less all expenses. Capital gains, if any, will normally be distributed between October 31 and January 31 in order to comply with federal income tax regulations. See Statement of Additional Information. Income dividends and capital gains distributions will be paid in additional shares by credit to the shareholder’s account or in cash at the shareholder’s election. Any such election remains in effect until the Transfer Agent receives notice terminating the election at least three days before the payment date of a dividend or distribution. The available elections are indicated on the new account application form.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

Frequent purchases and redemptions by a shareholder in any Series of the Trust may be disruptive of our efforts to maximize the yield of the Series because it may mean that cash is not invested or that borrowing to pay redemption proceeds may be necessary. Management of the Trust monitors trading practices of shareholders and has not detected patterns of frequent purchases and redemptions. Accordingly, the Trustees have elected not to adopt a policy or procedure to restrict such practices, but reserve the right to do so if frequent trading practices are detected. As stated above, we reserve the right to reject any order to purchase shares or to delay payment of redemption proceeds seven days if to do otherwise would negatively affect existing shareholders.

TAXES

Each Series of the Trust has qualified as a “regulated investment company” (RIC) under the Internal Revenue Code. Accordingly, we must distribute at least 90% of our net income earned in any year. Ordinarily, the dividends we pay our shareholders of the municipal bond Series will be exempt interest dividends that will be excludable from gross income for federal (including alternative minimum tax) and state income tax purposes in certain states.

The IRS may audit the issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from gross income. While the reclassification of income by the IRS is a relatively rare event, it is nonetheless a risk of investing in tax-exempt municipal bonds. Dividends and distributions paid on the Government Bond Series generally will be subject to federal and state income tax. Distributions of income from investments in non-municipal securities or net short-term capital gains or net long-term capital gains exceeding our capital loss carry forwards (if any) will be taxable as more fully described in the “Statement of Additional Information.” Ad valorem taxes may also be imposed in some states. The sale of shares may result in a capital gain or loss depending upon your original cost basis.

You must report your total tax-free income on your federal income tax return. The IRS uses this information to help determine the tax status of any social security payments you may receive during the year. Tax-exempt dividends paid to social security recipients may increase the portion of social security benefits that is subject to tax. You should always consult with your tax adviser about the effects of investments in the Trust and recognize that the tax laws of the several states afford different tax treatment to their residents.

PERFORMANCE CALCULATIONS

All yield figures are based on historical earnings and are not intended to indicate future performance.

Total returns are calculated for specified periods by finding the compounded rate of return that will equal the total amount redeemed at the specified redemption date versus the initial amount invested. Average annual total return calculations consider reinvestment of all dividends and all other distributions less all expenses.

Yield quotations are based on a 30 day period in accordance with S.E.C. computation formula as more fully described in the Statement of Additional Information.

Taxable equivalent yield is the yield that an investor would have to earn from fully taxable investments, before the investor had paid federal and any applicable state income and ad valorem taxes, in order to equal a tax-free yield.

Fund Performance

The Annual Report of Dupree Mutual Funds contains a discussion and graphs reflecting the performance of its Series during the most recently completed fiscal year. A copy of the Annual Report may be obtained by writing or calling us at the numbers listed on the back cover. Performance may also be judged by comparing the Series’ performance to other mutual funds with comparable investment objectives through various mutual fund or market indices or rankings such as those provided by Barron’s, Forbes, Fortune, Money Magazine and Morningstar. Periodically, information from these publications may be included in advertisements, sales literature and reports to shareholders. Past performance is no guarantee of future performance.

DISTRIBUTION ARRANGEMENTS

We do not impose any sales loads, including deferred sales loads, front-end sales loads, loads on reinvestments of dividends or other distributions, redemption fees, exchange fees or account fees. Accordingly, there are no arrangements to offer break-points or special arrangements available to any prospective or existing shareholder to reduce or eliminate loads. Our shares are sold directly by the Trust and there are no distribution plans under Rule 12b-1. If you purchase shares through an investment representative, you may have a contractual arrangement with that investment representative to pay certain fees to that representative. Our Web site, located at www.dupree-funds.com also states that we do not charge loads or offer break-points or special arrangements to any prospective or existing shareholder to reduce or eliminate loads.

SUB-SHAREHOLDER SERVICING ARRANGEMENTS

Dupree & Company, Inc. as the shareholder servicing agent may enter into sub-shareholder servicing arrangements with registered investment advisers, trusts and other financial institutions. Dupree & Company, Inc. does not charge any fees to shareholders in connection with any sub-shareholder servicing arrangements. Any entity with which Dupree & Company, Inc. enters into a sub-shareholder servicing agreement is required to comply with all provisions of the Trust’s Privacy Policy.

ALABAMA TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.59	$11.52	$11.91	$11.45	$11.80

Income from investment operations:
Net investment income	0.46	0.47	0.47	0.48	0.51
Net gains/(losses) on securities, both realized and unrealized	(0.14)	0.07	(0.39)	0.46	(0.35)

Total from investment operations	0.32	0.54	0.08	0.94	0.16
Less distributions:
Distributions from capital gains	(0.02)	—	—	—	—
Distributions from net investment income	(0.46)	(0.47)	(0.47)	(0.48)	(0.51)

Net asset value, end of year	$11.43	$11.59	$11.52	$11.91	$11.45

Total return	2.84%	4.70%	0.65%	8.36%	1.36%
Net assets, end of year (in thousands)	$13,537	$11,810	$10,754	$7,800	$5,273
Ratio of net expenses to average net assets (a)	0.45%	0.43%	0.46%	0.46%	0.40%
Ratio of net investment income to average net assets	4.00%	4.00%	3.97%	4.08%	4.36%
Portfolio turnover	8.46%	5.43%	7.72%	3.96%	16.43%

(a)	Percentages are after expenses waived by Adviser and custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Expenses waived by Adviser and custodian/interest expense reductions were:

.35% and .04% for 2008; .37% and .04% for 2007; .38% and .05% for 2006; .36% and .08% for 2005; and .41% and .10% for 2004, respectively.

KENTUCKY TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$7.43	$7.40	$7.67	$7.49	$7.73

Income from investment operations:
Net investment income	0.29	0.30	0.30	0.32	0.33
Net gains/(losses) on securities, both realized and unrealized	(0.04)	0.04	(0.27)	0.18	(0.24)

Total from investment operations	0.25	0.34	0.03	0.50	0.09
Less distributions:
Distributions from net investment income	(0.29)	(0.30)	(0.30)	(0.32)	(0.33)
Distributions from capital gains	— (b)	(0.01)	—	—	—

Net asset value, end of year	$7.39	$7.43	$7.40	$7.67	$7.49

Total return	3.47%	4.51%	0.41%	6.79%	1.23%
Net assets, end of year (in thousands)	$734,613	$702,473	$686,929	$683,296	$614,357
Ratio of net expenses to average net assets (a)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	3.94%	3.94%	4.00%	4.20%	4.37%
Portfolio turnover	5.69%	6.76%	17.60%	19.38%	7.89%

(a)	Percentages are after custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Percentages before custodian/interest expense reductions were:

.58% for 2008; .58% for 2007; .59% for 2006; .60% for 2005; and .60% for 2004.

(b)	Rounds to less than $0.01.

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$5.13	$5.14	$5.28	$5.27	$5.44

Income from investment operations:
Net investment income	0.17	0.17	0.15	0.15	0.16
Net gains/(losses) on securities, both realized and unrealized	0.03	(0.01)	(0.14)	0.01	(0.17)

Total from investment operations	0.20	0.16	0.01	0.16	(0.01)
Less distributions:
Distributions from net investment income	(0.17)	(0.17)	(0.15)	(0.15)	(0.16)

Net asset value, end of year	$5.16	$5.13	$5.14	$5.28	$5.27

Total return	3.94%	3.10%	0.22%	3.11%	(0.19%)
Net assets, end of year (in thousands)	$53,955	$61,302	$84,048	$97,941	$97,571
Ratio of net expenses to average net assets (a)	0.72%	0.72%	0.71%	0.69%	0.68%
Ratio of net investment income to average net assets	3.28%	3.25%	2.92%	2.87%	2.98%
Portfolio turnover	14.17%	4.87%	17.86%	9.51%	18.63%

(a)	Percentages are after custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Percentages before custodian/interest expense reductions were:

.73% for 2008; .72% for 2007; .72% for 2006; .71% for 2005; and .72% for 2004.

MISSISSIPPI TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.24	$11.25	$11.84	$11.34	$11.74

Income from investment operations:
Net investment income	0.45	0.45	0.46	0.47	0.48
Net gains/(losses) on securities, both realized and unrealized	(0.16)	0.04	(0.54)	0.50	(0.40)

Total from investment operations	0.29	0.49	(0.08)	0.97	0.08
Less distributions:
Distributions from net investment income	(0.45)	(0.45)	(0.46)	(0.47)	(0.48)
Distributions from capital gains	— (b)	(0.05)	(0.05)	—	—

Net asset value, end of year	$11.08	$11.24	$11.25	$11.84	$11.34

Total return	2.64%	4.39%	(0.76)%	8.66%	0.72%
Net assets, end of year (in thousands)	$4,447	$5,103	$4,970	$4,786	$3,146
Ratio of net expenses to average net assets (a)	0.45%	0.45%	0.46%	0.41%	0.40%
Ratio of net investment income to average net assets	4.02%	3.98%	3.95%	3.99%	4.16%
Portfolio turnover	2.79%	11.57%	16.33%	8.91%	0.18%

(a)	Percentages are after expenses waived by Adviser and custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Expenses waived by Adviser and custodian/interest expense reductions were:

.46% and .10% for 2008; .43% and .09% for 2007; .44% and .10% for 2006; .45% and .12% for 2005; and .46% and .17% for 2004, respectively.

(b)	Rounds to less than $0.01.

NORTH CAROLINA TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.74	$10.74	$11.10	$10.78	$11.12

Income from investment operations:
Net investment income	0.41	0.41	0.42	0.44	0.44
Net gains/(losses) on securities, both realized and unrealized	(0.12)	— (b)	(0.36)	0.32	(0.34)

Total from investment operations	0.29	0.41	0.06	0.76	0.10
Less distributions:
Distributions from net investment income	(0.41)	(0.41)	(0.42)	(0.44)	(0.44)

Net asset value, end of year	$10.62	$10.74	$10.74	$11.10	$10.78

Total return	2.69%	3.85%	0.59%	7.13%	0.95%
Net assets, end of year (in thousands)	$65,300	$54,994	$48,770	$44,739	$38,791
Ratio of net expenses to average net assets (a)	0.71%	0.73%	0.72%	0.69%	0.69%
Ratio of net investment income to average net assets	3.76%	3.79%	3.89%	3.97%	4.05%
Portfolio turnover	11.03%	5.20%	12.73%	7.96%	10.51%

(a)	Percentages are after custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Percentages before custodian/interest expense reductions were:

.72% for 2008; .74% for 2007; .74% for 2006; .72% for 2005; and .72% for 2004.

(b)	Rounds to less than $0.01.

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.30	$10.31	$10.60	$10.57	$10.85

Income from investment operations:
Net investment income	0.32	0.32	0.30	0.30	0.32
Net gains/(losses) on securities, both realized and unrealized	0.07	(0.01)	(0.29)	0.03	(0.28)

Total from investment operations	0.39	0.31	0.01	0.33	0.04
Less distributions:
Distributions from capital gains	—	— (b)	—	—	—
Distributions from net investment income	(0.32)	(0.32)	(0.30)	(0.30)	(0.32)

Net asset value, end of year	$10.37	$10.30	$10.31	$10.60	$10.57

Total return	3.78%	2.97%	0.06%	3.14%	0.33%
Net assets, end of year (in thousands)	$11,134	$11,281	$13,187	$16,829	$15,695
Ratio of net expenses to average net assets (a)	0.82%	0.81%	0.74%	0.56%	0.51%
Ratio of net investment income to average net assets	3.03%	3.01%	2.83%	2.81%	2.94%
Portfolio turnover	23.91%	13.33%	19.07%	5.93%	8.37%

(a)	Percentages are after expenses waived by Adviser and custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Expenses waived by Adviser and custodian/interest expense reductions were:

0% and .04% for 2008; 0% and .04% for 2007; .05% and. 03% for 2006; ..21% and .03% for 2005; and .25% and .05% for 2004, respectively.

(b)	Rounds to less than $0.01.

TENNESSEE TAX-FREE INCOME SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.87	$10.84	$11.21	$10.87	$11.26

Income from investment operations:
Net investment income	0.41	0.41	0.42	0.43	0.45
Net gains/(losses) on securities, both realized and unrealized	(0.10)	0.03	(0.37)	0.34	(0.39)

Total from investment operations	0.31	0.44	0.05	0.77	0.06
Less distributions:
Distributions from net investment income	(0.41)	(0.41)	(0.42)	(0.43)	(0.45)

Net asset value, end of year	$10.77	$10.87	$10.84	$11.21	$10.87

Total return	2.87%	4.05%	0.45%	7.21%	0.55%
Net assets, end of year (in thousands)	$90,397	$99,697	$88,268	$82,640	$70,499
Ratio of net expenses to average net assets (a)	0.71%	0.72%	0.71%	0.67%	0.67%
Ratio of net investment income to average net assets	3.74%	3.70%	3.82%	3.89%	4.05%
Portfolio turnover	15.71%	8.55%	6.14%	9.49%	16.11%

(a)	Percentages are after custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Percentages before custodian/interest expense reductions were:

.72% for 2008; .73% for 2007; .72% for 2006; .69% for 2005; and .70% for 2004.

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.32	$10.29	$10.60	$10.58	$10.91

Income from investment operations:
Net investment income	0.31	0.31	0.30	0.30	0.32
Net gains/(losses) on securities, both realized and unrealized	(0.01)	0.03	(0.31)	0.02	(0.33)

Total from investment operations	0.30	0.34	(0.01)	0.32	(0.01)
Less distributions:
Distributions from net investment income	(0.31)	(0.31)	(0.30)	(0.30)	(0.32)

Net asset value, end of year	$10.31	$10.32	$10.29	$10.60	$10.58

Total return	2.90%	3.34%	(0.10)%	3.05%	(0.07)%
Net assets, end of year (in thousands)	$10,335	$10,880	$15,056	$19,323	$20,311
Ratio of net expenses to average net assets (a)	0.81%	0.79%	0.71%	0.56%	0.51%
Ratio of net investment income to average net assets	2.96%	3.00%	2.86%	2.81%	2.99%
Portfolio turnover	22.22%	0.00%	23.21%	13.91%	5.92%

(a)	Percentages are after expenses waived by Adviser and custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought.

Expenses waived by Adviser and custodian/interest expense reductions were:

0% and .05% for 2008; 0% and .04% for 2007; .04% and .03% for 2006; .19% and .04% for 2005; and .22% and .04% for 2004, respectively.

INTERMEDIATE GOVERNMENT BOND SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	For the years ended June 30,
Selected data for a share outstanding:	2008	2007	2006	2005	2004
Net asset value, beginning of year	$9.66	$9.58	$10.07	$9.94	$10.35

Income from investment operations:
Net investment income	0.48	0.49	0.48	0.47	0.52
Net gains/(losses) on securities, both realized and unrealized	0.27	0.08	(0.49)	0.13	(0.41)

Total from investment operations	0.75	0.57	(0.01)	0.60	0.11
Less distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.48)	(0.47)	(0.52)

Net asset value, end of year	$9.93	$9.66	$9.58	$10.07	$9.94

Total return	7.88%	6.04%	(0.14)%	6.17%	1.09%
Net assets, end of year (in thousands)	$23,132	$22,553	$21,487	$22,369	$18,075
Ratio of net expenses to average net assets (a)	0.49%	0.51%	0.45%	0.44%	0.45%
Ratio of net investment income to average net assets	4.85%	5.05%	4.97%	4.68%	5.12%
Portfolio turnover	33.21%	6.40%	17.67%	28.88%	42.35%

(a)	Percentages are after custodian/interest expense reductions, for which no recovery of these waivers and reductions will be sought. Percentages before custodian/interest expense reductions were:

.51% for 2008; .53% for 2007; .47% for 2006; .48% for 2005; and .48% for 2004.

Privacy Policy

Dupree Mutual Funds is committed to preserving the security and confidentiality of your personal information. Your customer records are maintained exclusively by our transfer agent, Dupree & Company, an affiliated company of Dupree Mutual Funds that services your account and keeps your personal information private. We understand how important privacy is to our customers, and therefore we do not sell or barter any part of your personal information or our own mailing lists to any person or organization.

We are providing this notice to help explain to you the policies Dupree Mutual Funds and Dupree & Company have adopted to collect, use, and protect your private personal financial information. Our policies with respect to safeguarding this information extend to all current, prospective, or former customers. Therefore, even if you decide not to open an account with us or decide to close your account, we will continue to follow our privacy policies and practices with respect to any nonpublic financial information we may have received about you.

Information We May Collect

From time to time, we may collect personal information about customers or potential customers if you have inquired about or opened an account with us, made transactions in your account, or requested customer services or financial products from us. The information we collect about you and your account may be received from one or more of the following sources: Information you provide to us on applications and forms, over the telephone, through regular or electronic mail, or during in-person consultations;

Information about your transaction history with us (such as your purchases, sales, or account balances) that we have obtained through processing your customer requests or providing other account services; information we receive about you (such as personal identification information) from consumer or credit reporting agencies or databases.

How Your Information Is Used

Your personal financial information is used to provide you with products and services you request, to help us service your account and send you account statements, reports, and the like, and to advise you of additional products and services we offer which may interest you. Your personal information is never used to market any financial products or services to you, other than the financial services we offer to you as our customer or make available to you in connection with your account. Every person who has access to your personal information in order to service your account, exchange or transfer shares, or perform other services you may request is under a duty to protect the confidentiality of your personal information. Further, your personal information is protected by physical, electronic and procedural safeguards to ensure that unauthorized persons cannot gain access to your customer record or other nonpublic financial information.

Disclosure of Your Information

We do not disclose your nonpublic personal information to anyone, except as we are permitted or required by law to do or to facilitate transactions with a sub-shareholder servicing agent if you purchase or redeem shares through such agent. For example, we use independent service providers to create microfilm records or to print or mail account statements and other materials that you request. To protect your privacy, our service providers are subject to strict confidentiality requirements and agreements to protect your personal information and to use it only to perform the services for which we hired them.

Safeguarding and Disposal of Your Information

The physical and electronic records of your nonpublic personal information are available only to personnel of Dupree & Company to serve your account and to certain third party providers who may microfilm records or provide mailing or printing services. Destruction of any physical records containing your nonpublic personal information is done by shredding, pulverizing, burning or other methods to render the information impractical to read or reconstruct. Disposal of other media of records is done in such a manner so as to delete all nonpublic personal information.

Changes in Our Privacy Policy

We periodically review our policies, procedures, and service agreements and may, from time to time, amend them. In the event we need to amend our Privacy Policy, we will nevertheless continue to maintain the security and confidentiality of your personal information and will notify you of any changes before they become effective. If you have any questions regarding our privacy policy, you may contact a customer service representative for further information.

HOW TO REACH US

DUPREE MUTUAL FUNDS

P.O. Box 1149

Lexington, KY 40588-1149

PHONE

(859) 254-7741

(800) 866-0614

ONLINE

WEB SITE: www.dupree-funds.com

E-MAIL: inquiry@dupree-funds.com

E-MAIL: shareholders@dupree-funds.com

INVESTMENT ADVISER

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Dupree & Company, Inc.

P.O. Box 1149

Lexington, Kentucky 40588-1149

CUSTODIAN

U.S. Bank

425 Walnut Street, ML 6118

P.O. Box 1118

Cincinnati, Ohio 45201-6118

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

1900 Scripps Center

312 Walnut Street

Cincinnati, OH 45202

LEGAL COUNSEL

Darsie & Elste

P.O. Box 28

Versailles, KY 40383

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to shareholders. A statement containing additional information about the Trust, Dated November 1, 2008 (the ‘Statement of Additional Information’), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling us at the address or phone number listed above. The Statement of Additional Information and other information and reports are available on our Internet Site, www.dupree-funds.com or by e-mail request to inquiry@dupree-funds.com. The Statement of Additional Information is incorporated by reference into this Prospectus.

To request other information free of charge including the Statement of Additional Information, Annual and Semi-Annual reports and to make shareholder inquiries, phone us at 1-800-866-0614. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past year.

Information about the Trust may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov. Copies of the information may be obtained upon payment of the duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102

DUPREE MUTUAL FUNDS

A No-Load Fund

Prospectus, November 1, 2008

Investment Co. Act File #811-2918

DUPREE MUTUAL FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2008

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Trust’s Prospectus dated November 1, 2008. A Prospectus may be obtained, without charge, by calling or writing the Trust as listed on the back cover. The Trust’s most recent Annual and Semi-Annual Reports which include a complete listing of the Trust’s portfolios may also be obtained, without charge, by calling (859) 254-7741 or toll free (800) 866-0614 or writing the Trust at P.O. Box 1149 Lexington, KY 40588. The financial statements as of June 30, 2008 appear in the Trust’s Annual Report, which is incorporated by reference into this Statement of Additional Information. The annual financial statements were audited by Ernst & Young LLP.

GENERAL INFORMATION AND HISTORY

Dupree Mutual Funds is a no-load mutual fund that offers shares in separate investment Series to the public. We have been in continuous operation since 1979, first as the Kentucky Tax-Free Income Fund, Inc. and in our current form since 1987. We were organized as a Kentucky Business Trust on July 1, 1987, as the successor to the fund organized in 1979. We currently offer no-load mutual fund shares in nine Series that invest in professionally managed bond portfolios. Our Investment Adviser for each Series of shares is Dupree & Company, Inc. Dupree & Company is a Lexington, Kentucky firm with more than 50 years experience in managing, underwriting and trading Kentucky municipal securities.

INVESTMENT OBJECTIVES AND POLICIES

As stated in our Prospectus, our investment objective for each of our nine Series is to realize a high level of income without incurring undue risk to principal. Eight of the nine Series we offer invest in professionally managed bond portfolios consisting of municipal securities issued in a single state. These Series (with only minor exceptions) invest in municipal securities from Alabama, Kentucky, Mississippi, North Carolina or Tennessee in order to provide interest income exempt from federal income tax (including alternative minimum tax) and in certain states in which we offer shares from state income tax as well. Investors should consult our Prospectus for a description of the investment objectives of each Series and the manner in which each Series seeks to achieve its objectives.

We have established a number of investment policies and restrictions to help ensure that the investments of each Series are consistent with its investment goals. Certain of these policies are deemed “fundamental”, meaning that they are subject to change only upon approval by the holders of a majority of shares of the affected Series. “Non-fundamental policies” may be changed without a vote of the shareholders. The fundamental policies of each of the Series are set forth below and in the “Investment Restrictions” section that follows. As used in the Prospectus and this Statement of Additional Information, with respect to any matter requiring shareholder approval, whether it be shareholder approval within an affected Series or the shareholders of the Trust, the phrase “majority of our shares” means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding shares of the affected Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the affected Series, whichever is less.

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to Medium Series

As stated in our Prospectus, the investment objective for our eight municipal bond Series is to realize a high level of tax-exempt income as determined by a shareholders state of residence without incurring undue risk to principal. In general, interest income derived from municipal securities is exempt from federal income tax (including alternative minimum tax) and, for residents in certain of the states in which we offer shares, from state income tax as well. Accordingly, as a matter of fundamental policy, these Series invest in tax-exempt issues from a single state (Alabama, Kentucky, Mississippi, North Carolina or Tennessee) in order to maximize the tax exemption available to shareholders in certain states where our shares are offered. The only exception to this policy is that, when abnormal market conditions warrant doing so, we may from time to time invest in taxable securities on a temporary basis. Investors should consult our Prospectus and the “Tax Information” section that follows for a more complete discussion of the tax consequences of these investment policies. The Kentucky Tax-Free Income Series and the Tennessee Tax-Free Income Series maintain diversified portfolios, while the Alabama Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, the Mississippi Tax-Free Income Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, and the Tennessee Tax-Free Short-to-Medium Series maintain non-diversified portfolios.

At least 80% of the Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities we purchase must be municipal bonds within the four highest grades (investment grade) assigned by a recognized credit rating agency at the time of purchase; or municipal notes rated at the time of purchase within the three highest grades assigned by a recognized credit rating service or Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal bonds and notes not rated within the grades specified above, but secured by the full faith and credit of the United States government. A description of the general characteristics of the municipal securities qualifying for ratings specified above follows.

No more than 20% of the value of our total assets in each of the Alabama Series, the Kentucky Series, the Mississippi Series, the North Carolina Series or the Tennessee Series will be invested in securities which are not rated, but which, in the opinion of our Investment Adviser, would have been rated as investment grade if the issuers had sought a rating at the time of issuance. Issuers may not secure a rating for an issue if it is not needed to effectuate the sale of the issue or for cost reasons.

The ratings described below reflect the opinions of the issuing rating service as to the quality of the municipal securities they undertake to rate. As such, the ratings represent broad guidelines rather than absolute standards of quality. You should also bear in mind that rating agencies usually rate an issue of municipal securities at the time it is first offered to the public, and once issued, a rating is seldom updated unless and until the municipal issuer makes a further offering of its securities. Our Investment Adviser will make its own evaluation of each security it selects for our portfolios and will continue to evaluate each portfolio security so long as we hold it.

Ratings of Municipal Notes and Bonds

Rating agencies denote quality ratings in descending alphabetic order with the highest quality securities having a rating of ‘AAA’. Securities rated AAA are considered the highest quality and the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Securities rated ‘AA’ denote high quality with some elements that would make long-term risks appear somewhat larger but the obligor’s capacity to meet its financial commitment on the obligation is very strong. Securities rated ‘A’ are regarded as safe upper medium grade investment grade obligations that are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. Securities rated ‘BBB’ or ‘Baa’ are considered medium grade, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over a great length of time. Some credit rating agencies may denote ratings on municipal notes in a numeric order with a one (“1”) being the best quality; a two (“2”) representing high quality with margins of protection ample, although not so large as in the preceding group; and a three (“3”) representing favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Municipal Securities

Municipal securities are obligations issued by the states, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is generally exempt from federal and state income taxes and, in Tennessee, the Hall tax, for residents of the states which issue the securities.

Municipal bonds are issued for various public purposes including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal and state income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the “Investment Restrictions.”

There are five general types of municipal bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, honor, credit and/or taxing power for the payment of principal and interest. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees, sports event gate receipts, etc. Although municipal authorities issue industrial building revenue bonds, revenues derived from a lease rental contract with a non-governmental user secure them. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Improvement assessment bonds are obligations secured by a special assessment (e.g. a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g. a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund which, usually, is invested in United States Government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years’ duration. Municipal issuers within the Commonwealth cannot enter into a financial obligation of more than one year’s duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states. Many city and county construction projects are financed through bonds that are nominally issued in the name of a public corporation that holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In this situation, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. Kentucky revenue bonds are not a direct obligation of the Commonwealth.

At times, we may purchase municipal securities when a new issue is being offered in an underwriting, at which time the securities are offered on a “when-issued” basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase securities on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a “when-issued” purchase commitment, we will ordinarily sell other assets not so identified if sales are necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.

Unlike other types of investments, municipal securities traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals that could lead to future regulation of these securities by the Commission.

Intermediate Government Bond Series

As stated in our Prospectus, our investment objective for this Series is to realize a high level of income without incurring undue risk to principal by investing in a portfolio consisting of: 1) bonds issued by the U.S. Government such as U.S. Treasury Notes and Bills; 2) bonds issued by agencies or instrumentalities of the U.S. Government such as obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank; 3) bank accounts fully insured by the FDIC or collateralized by federal government or federal agency bonds; and 4) repurchase agreements fully collateralized by issues of the U.S. Government or its agencies. The Intermediate Government Bond Series will maintain a non-diversified portfolio as described in our Prospectus and in the “Investment Restrictions” section below.

PORTFOLIO TURNOVER

Portfolio turnover is defined to be the lesser of purchases or sales divided by the average monthly value of the portfolio. The portfolio turnover rate is expressed as a percentage ratio calculated by taking the lesser of sales or purchases of securities as the numerator and dividing by the average monthly value of the entire portfolio, excluding short-term investments from both the numerator and denominator. Portfolio turnover for each of the Series offered will vary depending on a number of factors, including net capital flows into or out of each Series, our investment strategy, and market conditions.

Portfolio turnover rate may influence a Series’ yield under certain conditions. In periods of declining interest rates, the Series’ yield will tend to be somewhat higher than the prevailing market rates, and in periods of rising interest rates, the yield of the Series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Series from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Series’ portfolio, thereby reducing the current yield of the Series. In periods of rising interest rates, the opposite can be true.

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

We do not intend to purchase Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities for short-term profits. Securities will be purchased and sold in response to our management’s evaluation of the issuer’s ability to meet its debt obligations in the future. However, a security purchased at any earlier date may be sold in anticipation of a market decline (a rise in interest rates), and a security purchased in anticipation of a market rise (a decline in interest rates) may be sold at any later date. In addition, a security may be sold and another purchased when, in the opinion of our management, a favorable yield spread exists between those particular issuers or in different market sectors. Finally, in order to obtain an immediate yield on the cash proceeds from the sale of our shares pending the selection and availability of a more permanent investment, we may temporarily acquire Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities under informal repurchase arrangements with a bank. Typically, under these arrangements, we would resell such securities to the bank, and the bank would repurchase them from us, within a short period of time, usually not more than seven days.

At this time, we do not anticipate any change in the investment strategy that would significantly impact portfolio turnover rate and therefore we expect that the turnover rate for the coming year will be influenced mainly by the net growth of each Series and by prevailing market conditions. Portfolio turnover rates are dependent upon a number of uncontrollable factors, including investments in a Series, redemptions from a Series and the rate at which bonds held in the various portfolios are called or mature.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Alabama Tax-Free Income Series was approximately 8.46%, as compared with a rate of 5.43% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to the fact that as interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Kentucky Tax-Free Income Series was approximately 5.69%, as compared with a rate of approximately 6.76% for the fiscal year ended June 30, 2007. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be similar to the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Kentucky Tax-Free Short-to-Medium Series was approximately 14.17%, as compared with a rate of approximately 4.87% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to two factors. As interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Additionally, we made an effort to lengthen out the average effective maturity of the portfolio to increase current yield to shareholders which also increased the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Mississippi Tax-Free Income Series was approximately 2.79%, as compared with a rate of approximately 11.57% for the fiscal year ended June 30, 2007. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be similar to the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the North Carolina Tax-Free Income Series was approximately 11.03%, as compared with a rate of approximately 5.20% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to the fact that as interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the North Carolina Tax-Free Short-to-Medium Series was approximately 23.91% as compared with a rate of approximately 13.33% for fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to two factors. As interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Additionally, we made an effort to lengthen out the average effective maturity of the portfolio to increase current yield to shareholders which also increased the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Tennessee Tax-Free Income Series was approximately 15.71%, as compared with a rate of approximately 8.55% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to the fact that as interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

For the fiscal year ended June 30, 2008, the portfolio turnover rate for the Tennessee Tax-Free Short-to-Medium Series was approximately 22.22%, as compared with a rate of approximately 0.00% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to two factors. As interest rates declined municipalities used this opportunity to advance refund bonds. This caused a number of bonds to be called out of our portfolio. These bonds were replaced with new bonds, thereby increasing the portfolio turnover rate. Additionally, we made an effort to lengthen out the average effective maturity of the portfolio to increase current yield to shareholders which also increased the portfolio turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

Intermediate Government Bond Series

For the fiscal year ended June 30, 2008, the portfolio turnover rate was approximately 33.21%, as compared with a rate of approximately 6.40% for the fiscal year ended June 30, 2007. The portfolio turnover rate for fiscal year 2008 was somewhat higher than fiscal year 2007 due primarily to the fact that as interest rates declined a number of bonds held in the portfolio were called. These bonds were replaced with new bonds, thereby increasing the portfolio’s turnover rate. Based on current trends, Dupree & Company, Inc. expects the 2008-2009 portfolio turnover rate to be somewhat lower than the 2007-2008 portfolio turnover rate.

INVESTMENT RESTRICTIONS

We have adopted certain investment restrictions that may not be changed without the approval of the holders of a majority of the shares representing the affected Series. Under these restrictions, we may not take any of the following actions with respect to each Series:

Kentucky and Tennessee Tax-Free Income Series

1.	With respect to 75% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky and Tennessee, each political subdivision of each state, and each district, authority, agency or instrumentality of each state or any of either state’s political subdivisions, will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven business days if, as a result more than 10% of the value of our net assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Kentucky and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result, more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other tax exempt municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Kentucky, North Carolina and Tennessee Tax-Free Short-to-Medium Series, and Alabama, Mississippi and North Carolina Tax-Free Income Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Alabama, Kentucky, Mississippi, North Carolina and Tennessee, each political subdivision of the state, and each district, authority, agency or instrumentality of the state or any of its political subdivisions will be deemed to be a separate issuer.

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Alabama, Kentucky, Mississippi, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options, or any combination thereof.

16.	Issue senior securities.

Intermediate Government Bond Series

1.	With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank or brokerage firm).

2.	Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3.	Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4.	Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5.	Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6.	Underwrite the securities of other issuers, except to the extent that our purchase of United States Government securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7.	Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing securities or other securities secured by real estate or interest in real estate.

8.	Purchase or sell commodities or commodity contracts.

9.	Purchase equity securities or securities convertible into equity securities.

10.	Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. The limitation does not apply to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.	Invest in companies for the purpose of exercising management or control.

12.	Invest in securities of other investment companies, except money market mutual funds with the same investment objective of the series or where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.	Make short sales of securities.

14.	Purchase securities on margin, except that we may obtain such short-term credit as may be necessary for the clearance of securities purchases.

15.	Write or invest in put or call options or any combination thereof.

16.	Issue senior securities.

NON-FUNDAMENTAL RESTRICTIONS

None of the single state Series will invest in certificates of deposit or banker’s acceptances.

In accord with the requirements of the Texas securities laws, the Trust will not invest in real estate limited partnerships, or in oil, gas and other mineral leases, or invest more than 15% of average net assets of any Series in investments which are not readily marketable as defined by Texas securities regulations.

These restrictions are “non-fundamental” investment policies of the affected series. As such, they may be changed by the Board of Trustees and do not require a vote of shareholders of the affected Series.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust regularly discloses its portfolio securities in its Semi-Annual and Annual Reports, which are available on our website at www.dupree-funds.com and in its semi-annual filings on Form N-CSR and its quarterly filings on Form N-Q filed with the Securities and Exchange Commission. The Statement of Additional Information and the Forms N-CSR and N-Q may be accessed on the EDGAR database through the Securities and Exchange Commission Internet site at http://www.sec.gov. The Trust’s portfolio securities are not listed separately on the Trust’s Web Site. When and if requested by various publications or evaluation services such as Standard & Poor’s, Thomson Financial Services, Morningstar or Lipper or upon request of a shareholder or prospective shareholder, the Trust will disclose a then current listing of portfolio securities. The Trust does not differentiate among categories of persons who may wish to receive a listing of portfolio securities, and imposes no conditions upon use of the information. The Trust’s President or a Vice President is authorized to provide a listing of portfolio securities as of dates which differ from the dates utilized to prepare routine reports and filings. The Trust has no ongoing arrangements with any person or entity to make available information about the Trust’s portfolio securities. The Officers of the Trust report to the Board of Trustees any requests for portfolio securities listings that are not already publicly available. Neither the Trust nor the Investment Adviser receives compensation for providing the listings of portfolio securities.

INVESTMENT ADVISER AND OTHER SERVICES

As stated in the Prospectus, our investment activities are managed by Dupree & Company, Inc. Thomas P. Dupree, Sr., is President of the Trust and Chairman of Dupree & Company, Inc. He and his wife, Clara, are the sole owners of the stock of Dupree & Company, Inc. Allen E. Grimes, III serves as President of Dupree & Company, Inc. and as Executive Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc. and also holds the same offices with the Trust. Alison L. Arnold is Assistant Secretary of the Trust.

INVESTMENT ADVISORY AGREEMENTS

Dupree & Company, Inc. serves as the Investment Adviser for each of our nine Series pursuant to separate Investment Advisory Agreements with each Series. The agreements for the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Series are each dated November 1, 2002. Each agreement will continue in effect until October 31, 2009. The agreement for the Intermediate Government Bond Series is dated November 1, 1997, and will continue in effect until October 31, 2009. Each agreement may be continued from year to year if such continuation is specifically approved at least annually by our Board of Trustees at a meeting called for that purpose, or by a separate vote of the holders of a majority of each series’ shares, and, in either case, also by vote of a majority of our Trustees. The Agreements are subject to termination by either party without penalty on 60 days written notice to the other and terminate automatically in the event of assignment. Dupree & Company, Inc. had served as the Investment Adviser to Kentucky Tax-Free Income Fund, Inc. from our inception through October 31, 1986, when Dupree Investment Advisers, Inc. a subsidiary of Dupree & Company, Inc., began serving as the Investment Adviser. In 1997, the two Dupree firms reorganized and the parent firm, Dupree & Company, Inc. once again became the Investment Adviser without any change in personnel or services.

Pursuant to the Agreements, Dupree & Company, Inc. provides us with investment supervisory services, office space and facilities, and corporate administration. Specifically, Dupree & Company, Inc. has undertaken to obtain and evaluate relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of our assets in a manner consistent with our investment objectives; and to implement this program by selecting the securities to be purchased or sold by us and placing orders for such purchases and sales. In addition, Dupree & Company, Inc. provides for our office needs, maintains our books and records, assumes and pays all sales and promotional expenses incurred in the distribution of our shares out of its own resources without reimbursement from the Trust, staffs us with persons competent to perform all of our executive and administrative functions, supervises and coordinates the activities of our institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve us as trustees and officers, all without additional cost to us. Dupree & Company, Inc. may contract with commercial banks or other entities to assist in the provision of shareholder services.

Under the Agreements for each of the Series, neither Dupree & Company, Inc. nor any of its directors, officers or employees performing executive or administrative functions for us will be liable to us for any error of judgment, mistake of law or other act or omission in connection with a matter to which the Agreements relate, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Under the terms of the Agreements for the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each Series determined separately; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each Series determined separately; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000 of each Series determined separately; and .35 of 1% of the average daily net assets in excess of $500,000,000. For the Intermediate Government Bond Series, we have agreed to pay to Dupree & Company, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .20 of 1%. The fees are payable to Dupree & Company, Inc. in monthly installments. Dupree & Company, Inc. has reserved the right to voluntarily subsidize any Series of the Trust at its sole option. During the past three fiscal years the following fees have been paid the Investment Adviser and the following reimbursements have been received from the Investment Adviser, who will not seek to recover any fees waived or reimbursements.

	Year Ended 6-30-08	Year Ended 6-30-07	Year Ended 6-30-06
Alabama Tax-Free Income Series
Fees	$61,870	$57,593	$46,424
Reimbursements	43,902	42,120	34,855
Kentucky Tax-Free Income Series
Fees	2,867,522	2,842,530	2,794,381
Reimbursements	-0-	-0-	-0-
Kentucky Tax-Free Short-to-Medium Series
Fees	285,798	346,978	453,347
Reimbursements	-0-	-0-	-0-
Mississippi Tax-Free Income Series
Fees	23,963	26,572	23,633
Reimbursements	22,142	22,962	21,013
North Carolina Tax-Free Income Series
Fees	303,230	261,488	231,203
Reimbursements	-0-	-0-	-0-
North Carolina Tax-Free Short-to-Medium Series
Fees	57,099	61,423	73,309
Reimbursements	-0-	-0-	7,451
Tennessee Tax-Free Income Series
Fees	490,223	478,153	426,557
Reimbursements	-0-	-0-	-0-
Tennessee Tax-Free Short-to-Medium Series
Fees	51,645	63,601	86,059
Reimbursements	-0-	-0-	6,338
Intermediate Government Bond Series
Fees	46,320	45,082	44,792
Reimbursements	-0-	-0-	-0-

Board of Trustees Approval of Existing Advisory Agreements

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”). The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Series of the Trust. Under the Investment Advisory Agreements, Dupree & Company, Inc. assumes responsibility for providing investment advisory and other services.

In considering whether to renew the Investment Advisory Agreements, the Trustees, at their meeting of October 22, 2008, reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Company to each Series; (2) the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Company from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of Series investors; (6) comparisons of services and fees with contracts entered into by Dupree & Company with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Company from its relationship with the Trust.

Set forth below are the general factors the Trustees considered for all of the Series, followed by an outline of the selected specific factors the Trustees considered for each particular Series.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the series’ investment objectives’ and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accounts, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by an independent third party, Morningstar, Inc., for 1, 3 and 12 months and annualized for 3, 5 and 10 years as compared with other single state funds or government bond funds. For the most part, the Series’ returns over the periods reviewed have been very close to the series’ benchmarks. For additional detail about the considerations for each Trust Series, see Account-by-Account synopsis below.

Cost and Profitability

The Trustees reviewed the audited (year ended December 31, 2007) and unaudited financial statements (nine months ended September 30, 2008) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended June 30, 2008). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Series since the inception of each Series. The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Series and the historic subsidization provided by Dupree & Co. to the several Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation. Accordingly, as assets increase, the Investment Adviser’s fees decrease on a percentage basis.

Fee Comparison with Other Clients

The only Investment Company served by the Investment Adviser is the Trust. The Investment Adviser also provides advice to two institutional clients. These institutional clients are not investment companies and do not have the same business, shareholder, regulatory or governance requirements. Therefore, these clients are not directly comparable.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Series increases in net asset size. The benefit to the shareholders of each Series is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 18 portfolio purchase transactions and 17 portfolio sale transactions

•

As of June 30, 2008 the five year growth of $10,000 (since inception 1/3/00) invested in the Series was $16,654 as compared to $15,886 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees or expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of five stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.45% (after waiver of fees), the lowest of 7 funds compared by Morningstar

Kentucky Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 26 portfolio purchase transactions and 36 portfolio sale transactions

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $15,102 as compared to $16,133 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees or expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.58%, the lowest of 19 funds compared by Morningstar.

Kentucky Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 6 portfolio purchase transactions and 17 portfolio sale transactions

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $13,885 as compared to $16,133 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars

•

As of August 31, 2008 the Series Expense Ratio was 0.72%. Out of 19 funds compared by Morningstar, only three had lower expense ratios than this Series. Of these three funds, two only accept institutional clients and the remaining fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 2 portfolio purchase transactions and 12 portfolio sale transactions

•

As of June 30, 2008 the eight and one-half year growth of $10,000 (since inception 1/3/00) invested in the Series was $16,178 as compared to $15,886 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•	As of August 31, 2008 the Series Expense Ratio was 0.45% (after waiver of fees) was the lowest of 4 funds compared by Morningstar

North Carolina Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 22 portfolio purchase transactions and 16 portfolio sale transactions

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $14,600 as compared to $16,133 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•

As of August 31, 2008 the Series Expense Ratio was 0.71%, the 5th lowest of 27 funds compared by Morningstar. Of the other funds either had a load, a million dollar minimum investment or was only open to employees of the fund.

North Carolina Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 9 portfolio purchase transactions and 19 portfolio sale transactions

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $14,125 as compared to $16,318 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars.

•

As of August 31, 2008 the Series Expense Ratio was 0.82%, the eleventh lowest of 27 funds compared by Morningstar. Of the other funds six charge a sales load, one is open only to employees of the fund, two are only open to institutional clients with a one million dollar minimum investment and the remaining fund is the Dupree North Carolina Tax-Free Income Series.

Tennessee Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 14 portfolio purchase transactions and 54 portfolio sale transactions

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $15,231 as compared to $16,133 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•

As of August 31, 2008 the Series Expense Ratio was 0.71%, the third lowest of 11 funds compared by Morningstar. One fund has a load and the other is open only to institutional clients with a minimum one million dollar investment.

Tennessee Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 9 portfolio purchase transactions and 19 portfolio sale transactions.

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $13,797 as compared to $16,133 for the Lehman Brothers Municipal Bond Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars.

•

As of August 31, 2008 the Series Expense Ratio was 0.81%, the fifth lowest of 11 funds compared by Morningstar. Two of the funds have a load, one is open to institutional clients with a million dollar investment and the other is the Dupree Tennessee Tax-Free Income Series.

Intermediate Government Bond Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 6 portfolio purchase transactions and 6 portfolio sale transactions.

•

As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $16,999 as compared to $15,525 for the Lehman Brothers U.S. Government Bond Intermediate Index. The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of five stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.49%, the lowest of 30 funds compared by Morningstar.

Portfolio Manager

The Portfolio Manager responsible for the day to day management of the Trust’s portfolios for each Series of Dupree Mutual Funds is Vincent Harrison. Mr. Harrison previously served as the Associate Portfolio Manager from 1999 to 2004 under the late William T. Griggs, II and thereafter until 2006 under Thomas P. Dupree, Sr. Eugene Gard serves as the Associate Portfolio Manager under Mr. Harrison. Mr. Gard graduated from the United States Naval Academy in 2001 and joined Dupree & Company, Inc. in 2008 after active duty service in the United States Navy from 2001-2007. There are no conflicts of interest between management of the Trust portfolios and any other accounts. The other two institutional clients of Dupree & Company, Inc. are not investment companies and do not invest in the same or similar securities.

Messrs. Harrison and Gard are employed by the Investment Adviser for each Series of the Trust. Mr. Thomas P. Dupree, Sr. is the majority shareholder and Chairman of Dupree & Company, Inc. Mr. Dupree determines the compensation of all employees of Dupree & Company, Inc. based on his assessment of performance and comparable market compensation. The Portfolio Manager and Associate Portfolio Manager, like all other employees of Dupree & Company, Inc., are paid a fixed salary. All employees are eligible to receive bonuses if there is growth in the value of net assets of the Trust under management. All employee benefits, i.e., insurance, retirement plans, etc. are the same for all employees of Dupree & Company, Inc. Mr. Dupree is a salaried employee of Dupree & Company, Inc. and receives other compensation from Dupree & Company, Inc. in recognition of his role as the majority shareholder of Dupree & Company, Inc.

Mr. Harrison owned shares of the Trust valued between $10,001 and $50,000 as of June 30, 2008. Mr. Gard does not own any shares of the Trust.

OTHER SERVICES

U S Bank, 425 Walnut Street, ML 6118, PO Box 1118, Cincinnati, Ohio 45201-1118, serves as Custodian for the Trust. U S Bank is responsible for the safekeeping of the assets of each series of the Trust. U S Bank presents for payment the coupons of the municipal bonds held by it or its sub-custodians and deposits payment to the Trust accounts. During the past three fiscal years the Custodian has not charged a fee for its services, but has been permitted to utilize uninvested funds (“float”) to offset any custodial fees.

Bank of the Bluegrass, 101 East High Street, Lexington, Kentucky 40507, assists the Transfer Agent in the clearing of redemption checks of shareholders of the Kentucky Tax-Free Short-to-Medium Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series. Compensation paid to the Bank of the Bluegrass is based on a base fee of $625.00 per year plus $2.00 per check processed and is paid by the Transfer Agent. For the past three fiscal years, Bank of the Bluegrass was paid $12,044, $11,529 and $10,345, respectively.

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, serves as the independent registered public accounting firm of the Trust, providing expertise in accounting and taxation, including tax return preparation. The shareholders of the Trust ratified selection of Ernst & Young LLP to serve as the independent auditor for the Trust for the fiscal year ending June 30, 2009.

Dupree & Company, Inc. serves as the Transfer Agent and Dividend Paying Agent of the Trust, collecting monies from new shareholders and paying dividends and redemption proceeds to shareholders, in addition to maintaining books and accounts of shareholder transactions. The Trust has an agreement with Dupree & Company Inc., as Transfer Agent, under of which a fee is paid computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% on all amounts in excess of $20,000,000. For the past three fiscal years Dupree & Company, Inc. was paid $1,229,874, $1,226,638 and $1,221,871 respectively, for the services it performed as Transfer Agent and Dividend Paying Agent of the Trust.

Dupree & Company, Inc., the Trust’s Transfer Agent, has entered into sub-shareholder servicing agreements with Ron Beaton’s Money Matters, Lawrence J. Botzman, E. Thomas Associates, Inc., Cumberland Security Bank, Russell Capital Management, Louisville Trust Company and Unified Trust Company to service their clients who have entered into individual investment advisory agreements with these firms. These sub-shareholder servicing agents assist their client shareholders in completing account applications, redemption requests, change of address forms and provide other administrative services to their clients. The sub-shareholder servicing agents are compensated by Dupree & Company, Inc. at a rate of .00175 per annum of the net assets under management invested by their clients in the Kentucky Tax-Free Income Series, .00225 per annum of the net assets under management invested by their clients in The Kentucky Tax-Free Short-to-Medium Series, .0010 per annum of the net assets under management invested by their clients in the

Intermediate Government Bond Series and .0025 per annum for all other Series’ of the Trust with a minimum threshold of total investments by their clients of $1,000,000. For the past three fiscal years the aggregate compensation paid by Dupree & Company, Inc. to all sub-shareholder servicing agents was $62,829, $137,035 and $215,886, respectively. The compensation is inclusive of all sub-shareholder servicing agents, some of whom may not currently have active agreements with Dupree & Company, Inc.

Gay M. Elste, Darsie & Elste, P.O. Box 28, Versailles, Kentucky 40383, serves as independent legal counsel to the Trust and Trustees. She owns shares of the Trust valued in excess of $100,000. She prepares or reviews requisite registration statements and other filings with the Securities and Exchange Commission and state securities regulators, attends all meetings of the Trustees and the Board Committees, prepares the agendas and minutes for meetings and provides advice to management, as well as the Trustees. She is compensated on an hourly basis. For the past three fiscal years Darsie & Elste was paid $40,840, $38,735, and $38,183 respectively. Ms Elste also serves as the Compliance Officer of the Trust reviewing documents, transactions and other materials to assure compliance with federal securities laws. She is also compensated for these services on an hourly basis and was paid for the past three fiscal years $29,116, $28,985 and $23,737 respectively.

OFFICERS AND TRUSTEES

The Board of Trustees is comprised solely of “non-interested” persons and meets on a quarterly basis to discuss, review and act upon business matters of the Trust. The Board adopts general policy and charges Dupree & Company with the responsibility for daily investment, shareholder servicing and management decisions. The Audit Committee of the Board of Trustees is comprised of the “non-interested” Trustees and meets semi-annually, or more often if needed, to review accounting, management, pricing and control functions of the Trust and other matters required by law. During the most recently completed fiscal year the Audit Committee met twice. The Nominating Committee of the Trust, comprised of the “non-interested” Trustees, meets annually or more often, if needed, to nominate persons to serve on the Board of Trustees. During the most recently completed fiscal year, the Nominating Committee met once. The Nominating Committee will consider nominees recommended by security holders when a vacancy occurs. Any security holder may write to the Trust, identifying a nominee and describing the nominee’s qualifications. In addition the “non-interested” or independent Trustees periodically meet without management to discuss Trust business and the oversight responsibilities of the independent Trustees, including compliance matters. All “non-interested” or independent Trustees also comprise the Valuation Committee which meets if necessary to “fair value” portfolio securities when readily available quotations are not available and/or when the Investment Adviser’s recommended valuation of a given security is different from readily available quotations by an amount which is of significance to the Series’ NAV. The Committee did not meet during the most recently completed fiscal year.

The following table sets forth information as to our officers and Trustees:

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees of the Trust

William A. Combs, Jr. 111 Woodland Ave., #510 Lexington, KY 40502 Age: 68	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 20 Years of Service as Chairman	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Freedom Dodge, Lexington, KY	9	N/A

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees of the Trust (Continued)

James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 45	Trustee	One Year Term; 1 Year of Service	President, Secretary, Treasurer, Director Office Suites Plus (executive office space rental)	9	N/A

Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 71	Trustee of Dupree Mutual Funds	One Year Term; 12 Years of Service	Alexander Farms, farming	9	KY Historical Society Foundation, KY Natural Lands Trust, Bluegrass Conservancy

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 64	Trustee of Dupree Mutual Funds	One Year Term; 6 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	9	N/A

J. William Howerton 3954 Primrose Place Paducah, KY 42001 Age: 77	Trustee and Chairman of Nominating Committee of Dupree Mutual Funds	One Year Term; 9 Years of Service	Judge (retired November 1996) KY Court of Appeals; Self-Employed Mediator (through 2006) Arbitrator and Special Judge.	9	Director KY Lottery Corporation; Director Carson Four Rivers Center for the Performing Arts

William S. Patterson 367 West Short Street Lexington, KY 40507 Age: 75	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 29 Years of Service	President, CEO, Cumberland Surety Co., Lexington, KY, President, Patterson & Co., Frankfort, KY, (real estate development, thoroughbred horse breeding and farming)	9	N/A

Officers of the Trust

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 78	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 29 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 46	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 3 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser); Attorney, Dinsmore & Shohl LLP (2001-2004)	N/A	N/A

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers of the Trust

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 47	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 11 Years of Service as Vice President, 9 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 48	Assistant Secretary; elected Assistant Secretary by Trustees	One Year Term; 16 Years of Service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 57	Compliance Officer; elected by Trustees	One Year Term; 4 Years of Service 27 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (farming, cattle and horses)	N/A	N/A

As of December 31, 2007, shares of the Trust were owned by our Trustees as shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
Lucy A. Breathitt	Over $100,000	Kentucky Tax-Free Income Series
James C. Baughman, Jr.	$10,001 - $50,000	Kentucky Tax-Free Income Series
William A. Combs, Jr.	Over $100,000	Kentucky Tax-Free Income Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Income Series
J. William Howerton	Over $100,000	Kentucky Tax-Free Income Series
William S. Patterson	-0-	Kentucky Tax-Free Income Series

Name of Trustee	Dollar Range of Equity Securities in the Fund	Series Invested
Lucy A. Breathitt	-0-	Kentucky Tax-Free Short-to-Medium Series
James C. Baughman, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
William A. Combs, Jr.	-0-	Kentucky Tax-Free Short-to-Medium Series
C. Timothy Cone	Over $100,000	Kentucky Tax-Free Short-to-Medium Series
J. William Howerton	-0-	Kentucky Tax-Free Short-to-Medium Series
William S. Patterson	-0-	Kentucky Tax-Free Short-to-Medium Series

As of December 31, 2007, none of the non-interested Trustees nor members of their immediate family held any beneficial interest in the Trust’s Investment Adviser, nor were the non-interested Trustees under direct or indirect or common control with the Investment Adviser as reflected in the chart below. Further, the Trust does not have an underwriter.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
William A. Combs, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
James C. Baughman, Jr.	N/A	Dupree & Company, Inc.	N/A	None	None
Lucy A. Breathitt	N/A	Dupree & Company, Inc.	N/A	None	None
C. Timothy Cone	N/A	Dupree & Company, Inc.	N/A	None	None
J. William Howerton	N/A	Dupree & Company, Inc.	N/A	None	None
William S. Patterson	N/A	Dupree & Company, Inc.	N/A	None	None

During the period 1998 through October 31, 2005 Mr. Thomas P. Dupree, Sr. the Trust’s President and Chairman of the Board of the Investment Adviser, Dupree & Company, Inc., served as a Director of Office Suites Plus, Inc. During the period June 1998 to the present Mr. James C. Baughman has served as a Director and as Secretary and Treasurer of Office Suites Plus, Inc. During the period of June 1998 through February 2002, Mr. Baughman served as Executive Vice President and Chief Financial Officer of Office Suites Plus, Inc. From February 2002 to the present, Mr. Baughman has served as President of Office Suites Plus, Inc.

Compensation Table

Name of Person, Position	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
William A. Combs Chairman, Trustee	$19,000	-0-	-0-	$19,000
James C. Baughman, Jr.	$19,000	-0-	-0-	$19,000
Lucy A. Breathitt	$19,000	-0-	-0-	$19,000
C. Timothy Cone	$19,000	-0-	-0-	$19,000
J. William Howerton	$19,000	-0-	-0-	$19,000
William S. Patterson	$19,000	-0-	-0-	$19,000

For the current fiscal year the six non-interested Trustees (who all serve on the audit committee) will be entitled to fees of $18,000 each plus $1,000.00 per audit committee meeting.

CODE OF ETHICS

Dupree Mutual Funds and Dupree & Company, Inc. have adopted Codes of Ethics applicable to all Trustees, Officers and access persons. Personnel subject to the Codes of Ethics are permitted to invest in securities that may be purchased or held by the Trust; however, such securities transactions must be disclosed on a quarterly basis. Personnel are permitted to invest in the Trust.

PORTFOLIO TRANSACTIONS

Ordinarily, portfolio securities for each Series are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to us at net prices. In either case, we would not pay any brokerage commission. Transactions placed with dealers serving as primary market makers are executed at prices within the spread between the bid and asked prices for the securities.

Decisions with respect to the purchase and sale of our portfolio securities, including the allocation of principal business and portfolio brokerage, are made by our Investment Adviser, Dupree & Company, Inc. Our Investment Adviser has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for our account with underwriters, dealers or brokers selected by it for that purpose. However, Dupree & Company, Inc. will not deal with us as principal, or as our agent, in purchasing and selling securities for our accounts. Purchases and sales of securities for the Trust’s portfolios, as well as allocation of brokerage, are reviewed quarterly by the Trust’s Board of Trustees. Each of these trades is either an exclusive offering or the high bid on bonds for sale. Each is reviewed by the board on an individual basis.

Dupree & Company, Inc. has advised us that, in placing orders for the purchase and sale of our portfolios transactions, it will seek execution at the most favorable prices through responsible brokers, in agency transactions, at competitive commission rates. Our investment adviser has also advised us that, in selecting brokers to execute our portfolio transactions, it will give consideration to such factors as the price of the security, the rate of commission, if any, the size and difficulty of the order, the reliability, integrity, financial conditions and general execution and operating capabilities of competing brokers, and the brokerage and research services which they provide to our investment adviser.

Dupree & Company, Inc. has further advised us that it does not presently intend to award brokerage on our portfolios to brokers who charge higher commissions because of research services they provide. However, under our Investment Advisory Agreements with it, we have authorized the Investment Adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such a policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. Research services furnished by a broker can include valuation of the market prices of securities in the Trust’s portfolios, evaluation of potential additions to the Trust’s portfolios and credit analysis of particular issuers of securities.

Whether and to what extent net prices or commissions charged by brokers selected by Dupree & Company, Inc., reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers with or through which the Investment Adviser places our portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by brokers could be useful and of value to the Investment Adviser in serving its other clients as well as us; but, on the other hand, research services obtained by the Investment Adviser as a result of placing portfolio brokerage of its other clients could be useful and of value to it in serving us.

It is not the practice of Dupree & Company, Inc., to allocate principal business or portfolio brokerage on the basis of share sales. However, brokers effecting purchases of our shares for their customers may participate in principal transactions of brokerage allocated as described in the preceding paragraphs. Dupree & Company, Inc. has advised us that, when it purchases municipal securities for our portfolios in underwriting, it will seek to negotiate a purchase price reflecting a reduction from the initial public offering price by an amount equal to some or all of the applicable selling group concessions.

No brokerage commissions have been paid by the Trust during the three most recent fiscal years.

SHARES OF BENEFICIAL INTEREST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Business Trust is the successor of Kentucky Tax-Free Income Fund, Inc. The Trust offers shares of beneficial interest of separate Series without par value. The Trust is authorized to create an unlimited number of new Series, but at this time the Trust is offering shares in nine Series as described in the Prospectus: Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, and Intermediate Government Bond Series.

Each share has one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Our shareholders have cumulative voting rights for the election of Trustees. This means that, in each election of Trustees, each shareholder has the right to cast a number of votes equal to the number of Trustees to be elected and to cast all of such votes for one candidate or distribute such votes among two or more candidates, as the shareholder sees fit. In the event of liquidation of any Series, net assets would be distributed among shareholders of the Series pro-rata after payment of all expenses. Shareholders have no pre-emptive rights. Shareholders may convert their shares in a Series into shares of other Series of the Trust; however, this conversion will be treated as a redemption and purchase and may have tax consequences for the shareholder. When issued, our shares are fully paid and non-assessable. Shareholders rights to redeem shares and receive dividends are set forth in the Prospectus dated November 1, 2008.

As of October 9, 2008 the following persons were known to the Trust to be the beneficial owners of more than five (5%) of the outstanding shares of the following Series:

Name(s) of Share Owners	Percent of Shares Owned of Record	Percent of Shares Owned Beneficially	Both
Alabama Tax-Free Income Series
James P. Walker Ruby R Walker JTWROS P.O. Box 40 Centre AL			8.09%

Mississippi Tax-Free Income Series
Roy B. Fulton 2181 Highway 82 West Greenville, MS			9.75%
Janet B. England 221 Crittenden Greenville, MS			7.96%
Earline F. Raines 154 St Andrews Drive Jackson, MS			6.19%

NC Tax-Free Income Series
Ameritrade, Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE	9.33%

NC Tax-Free Short-to-Medium Series
SEI Trust Company C/O First Tennessee Bank One Freedom Valley Drive Oaks, PA	8.79%

Tennessee Tax-Free Income Series
SEI Trust Company One Freedom Valley Drive Oaks, PA	5.22%

Tennessee Tax-Free Short-to-Medium Series
James A Valkenaar Michele Valkenaar 11000 Calloway View Drive Knoxville, TN 37934-4001			6.23%

Intermediate Government Bond Series
Shield-Ayres Foundation 115 E Travis Street Suite 1445 San Antonio TX	5.64%

Management Ownership

Collectively, as of October 9, 2008 the Officers and Trustees owned shares of the Trust in the following Series:

Kentucky Tax-Free Income Series	2.25%
Kentucky Tax-Free Short-to-Medium Series	1.04%

HOW TO PURCHASE SHARES

Shares of our Trust that are offered for sale are offered directly by the Trust. Since we do not charge any sales commissions, every dollar you invest in us is applied to the purchase of our shares.

The price of your shares will be their net asset value per share, as calculated in the first determination of net asset value after your order has become effective. Your order will be priced and executed at the net asset value next determined after the order is received. There is no sales charge or load.

If you purchase shares through an investment representative, that party is responsible for transmitting orders in accord with contractual arrangements between the Trust and your representative. There may be different cut-off times for purchase and sale requests. Consult your investment representative for specific information.

If you invest through a third party (rather than directly with the Trust), the third party may charge you fees different from those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt. All such transactions through third parties depend upon your contractual relations with the third party and whether the Trust has an arrangement with the third party.

The Prospectus describes the procedures to be utilized by an investor desiring to purchase our shares.

DETERMINATION OF NET ASSET VALUE

The price used when you buy or sell shares in a Series is the next net asset value computed after we receive your order in proper form. The net asset value per share of each Series is determined separately at 4:00 p.m. local time each weekday the Dupree office is open by dividing the total value of the assets of a series, minus liabilities, by the total number of shares outstanding.

The Dupree office is closed on the following holidays: Thanksgiving (November 27, 2008), Christmas (December 25, 2008), New Year’s (January 1, 2009), Martin Luther King Day (January 19, 2009), President’s Day (February 16, 2009), Good Friday (April 10, 2009), Memorial Day (May 25, 2009), Independence Day (July 3, 2009) and Labor Day (September 7, 2009). However, on any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, we reserve the right to close and calculate each Series’ NAV at the SIFMA recommended closing time. If we do so, we will process purchase and redemption orders received after the closing time on the next business day. When SIFMA recommends a closing time before the Trust order cut-off time, purchase and sales orders accepted by the Trust after the SIFMA recommended closing time will be effective the following business day. We may, however, elect to remain open on those dates which SIFMA recommends an early closing time or to open on days when SIFMA recommends a full close. If your purchase or sales order is accepted by the Trust before the Trust’s order cut-off time on a day when the Trust is open but SIFMA recommends a full close, it will be effective the same business day at the NAV computed that day. Purchase and sales orders accepted after the Trust’s order cut-off time will be effective the following business day at the NAV computed on the following day.

SIFMA generally recommends that early closes occur as of 2:00 p.m. on the following business days: November 26, 2008 and November 28, 2008; December 24, 2008, December 26, 2008; December 31, 2008; January 2, 2009, January 16, 2009; February 13, 2009; April 9, 2009; May 22, 2009; July 2, 2009; September 4, 2009; October 9, 2009; November 10, 2009; November 25 and 27, 2009; December 24; and December 31, 2009. SIFMA’s recommended closing times are subject to change.

The securities in which we invest are traded primarily in the over-the-counter market. We value securities in accord with the Board of Trustees approved Dupree Municipal Valuation System. The Security Valuation system is designed to determine daily, the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms length transaction on that day.

In compliance with the Board approved valuation methodology, management will value each security based initially on original purchased price, and from then forward on subsequent days, the security will be assigned the current market value from the firm’s computerized valuation system.

The Manager receives yield data daily from an independent data service. This data provides that day’s market yield for bonds maturing from one to thirty years and with quality ratings from Baa to AAA. This data is entered in Dupree’s computerized valuation system daily. The system calculator produces a price for each bond based on the yields entered.

The Dupree computerized valuation system valuations for each bond are compared, on a weekly basis, with yields and prices downloaded from Standard & Poor – J. J. Kenny (Kenny) and Financial Times Interactive Data/Muller (Muller). Prices are also compared with other services such as Bloomberg Fair Value and MMD.

Finally, the Board approved “Valuation Methodology” charges the Investment Adviser Dupree & Company, Inc. with maintaining prices that compare closely to valuations of one or all of the following valuation sources: Kenny, Muller, Bloomberg Fair Value, or MMD. A bond valuation that is not supported by one of these valuation sources requires management to fair value the security in consultation with the Board’s Valuation committee.

The securities of the Intermediate Government Bonds Series are priced daily utilizing prices from IDC Muller or other published prices.

HOW TO REDEEM SHARES

The Prospectus describes the procedures to be utilized by a shareholder desiring to redeem our shares. A $10.00 wire fee applies to all redemptions processed by wire. The Transfer Agent may deduct the wire charge from the redemption proceeds. There is no fee for processing redemption proceeds through the Automated Clearing House (ACH) electronic funds transfer system.

REDEMPTION BY TRUST

If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will mail you a notice requesting you to bring the account back up to the minimum investment amount of $100. If you choose not to do so within 30 days we will close your account and mail the proceeds to the address of record.

If you should move to a state where the Trust does not routinely offer its shares for sale or if you should transfer or attempt to transfer any of your shares to another person residing in a state where the Trust does not routinely offer its shares for sale, the Trust reserves the right to involuntarily redeem your shares and close out your account and/or modify your dividend payment option to receive your dividends in cash in lieu of re-investment of said dividends in the Trust.

The Trust reserves the right to redeem, at any time without notice, any account if it is determined that the account owner is not complying with the Trust’s policies and procedures.

HOW WE COMPUTE OUR YIELDS

The yield for each Series is determined separately. We compute the yields, the average annual total return, and tax equivalent yields on our shares in each portfolio separately in accord with SEC guidelines.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ERV where: P equals a hypothetical initial payment of $1,000, T equals average annual total return, n equals number of years, and ERV equals ending redeemable value of a hypothetical $1,000. Set forth below is average annual total return information (before taxes on distributions) for all Income Series, all Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. All fund performance figures assumes reinvestment of dividends and capital gains.

Expressed as a Percentage

Based on a Hypothetical

$1,000 investment

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period	Average Annual Total Return
One year ended June 30, 2008	2.84%	3.47%	3.94%	2.64%	2.69%	3.78%
Five years ended June 30, 2008	3.54%	3.26%	2.02%	3.08%	3.02%	2.04%
Ten years ended June 30, 2008	6.21%[1]	4.23%	3.34%	5.85%[1]	4.15%	3.51%

1	Since fund inception on 1/1/2000

Expressed as a Percentage

Based on a Hypothetical

$1000 investment

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period	Average Annual Total Return
One year ended June 30, 2008	2.87%	2.90%	7.88%
Five years ended June 30, 2008	2.99%	1.81%	4.16%
Ten years ended June 30, 2008	4.21%	3.27%	5.45%

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Alabama Tax-Free Income Series		Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series		North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period
One year ended June 30, 2008	$1,028		$1,035	$1,039	$1,026		$1,027	$1,038
Five years ended June 30, 2008	$1,190		$1,174	$1,105	$1,164		$1,160	$1,106
Ten years ended June 30, 2008	$1,669	[1]	$1,513	$1,388	$1,621	[1]	$1,502	$1,413

1	Since fund inception on 1/1/2000

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period
One year ended June 30, 2008	$1,029	$1,029	$1,079
Five years ended June 30, 2008	$1,159	$1,094	$1,226
Ten years ended June 30, 2008	$1,511	$1,380	$1,700

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Series’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Series at the beginning of each specified period.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATV d, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV d equals redeemable value of a hypothetical $1,000 after taxes on fund distributions but not after taxes on redemptions. Set forth below is average annual total return (after taxes on distributions) information for the Income Series, the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. All fund performance figures assumes reinvestment of dividends and capital gains.

Expressed as a Percentage

Based on a Hypothetical

$1,000 investment

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period	Average Annual Total Return
One year ended June 30, 2008	2.83%	3.47%	3.94%	2.63%	2.67%	3.78%
Five years ended June 30, 2008	3.54%	3.26%	2.03%	5.85%	3.00%	2.04%
Ten years ended June 30, 2008	6.21%[1]	4.23%	3.34%	5.85%[1]	4.13%	3.51%

Expressed as a Percentage

Based on a Hypothetical

$1000 investment

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period	Average Annual Total Return
One year ended June 30, 2008	2.86%	2.90%	6.07%
Five years ended June 30, 2008	3.00%	1.81%	2.39%
Ten years ended June 30, 2008	4.21%	3.27%	2.06%

1	Since fund inception on 1/1/2000

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Alabama Tax-Free Income Series		Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series		North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period
One year ended June 30, 2008	$1,028		$1,035	$1,039	$1,026		$1,027	$1,038
Five years ended June 30, 2008	$1,190		$1,174	$1,106	$1,163		$1,159	$1,106
Ten years ended June 30, 2008	$1,669	[1]	$1,513	$1,389	$1,621	[1]	$1,498	$1,412

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period
One year ended June 30, 2008	$1,029	$1,029	$1,061
Five years ended June 30, 2008	$1,159	$1,094	$1,125
Ten years ended June 30, 2008	$1,510	$1,380	$1,226

1	Since fund inception on 1/1/2000

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Series’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Series at the beginning of each specified period.

The average annual total return for the 1, 5 and 10 year periods ended on June 30 of each year is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P(1+T)n = ATV dr, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return (after taxes on distributions), n equals number of years, and ATV dr equals redeemable value of a hypothetical $1,000 after taxes on fund distributions Set forth below is average annual total return (after taxes on distribution and redemption) information for the Income Series, the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated. All fund performance figures assumes reinvestment of dividends and capital gains.

Expressed as a Percentage

Based on a Hypothetical

$1,000 investment

	Alabama Tax-Free Income Series	Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series	North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period	Average Annual Total Return
One year ended June 30, 2008	3.33%	3.67%	3.74%	3.15%	2.69%	3.79%
Five years ended June 30, 2008	3.64%	3.39%	2.18%	3.25%	3.02%	2.05%
Ten years ended June 30, 2008	6.05%[1]	4.27%	3.37%	5.73%[1]	4.14%	3.52%

Expressed as a Percentage

Based on a Hypothetical

$1000 investment

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period	Average Annual Total Return
One year ended June 30, 2008	3.20%	2.95%	6.08%
Five years ended June 30, 2008	3.13%	1.98%	2.39%
Ten years ended June 30, 2008	4.24%	3.29%	3.31%

1	Since fund inception on 1/1/2000

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Alabama Tax-Free Income Series		Kentucky Tax-Free Income Series	Kentucky Tax-Free Short-to- Medium Series	Mississippi Tax-Free Income Series		North Carolina Tax-Free Income Series	North Carolina Tax-Free Short-to- Medium Series
Period
One year ended June 30, 2008	$1,033		$1,037	$1,037	$1,032		$1,027	$1,038
Five years ended June 30, 2008	$1,196		$1,181	$1,114	$1,173		$1,160	$1,107
Ten years ended June 30, 2008	$1,648	[1]	$1,262	$1,393	$1,606	[1]	$1,500	$1,413

Redeemable Value

Based on a Hypothetical $1000

Investment at the end of the period

	Tennessee Tax-Free Income Series	Tennessee Tax-Free Short-to- Medium Series	Intermediate Government Bond Series
Period
One year ended June 30, 2008	$1,032	$1,030	$1,061
Five years ended June 30, 2008	$1,167	$1,103	$1,125
Ten years ended June 30, 2008	$1,515	$1,382	$1,384

1	Since fund inception on 1/1/2000

Payments are assumed to have been made at the beginning of the one, five or ten year periods (or fractional portion thereof).

The Series’ average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Series at the beginning of each specified period.

SEC yield quotations will be computed based on a 30-day period by dividing (a) the interest income based on the market yield, prescribed by the SEC, of each security during the period (including appropriate adjustments for accretion of original issue discounts and amortization of market premiums) reduced by period expenses divided by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series’ yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series’ yield that is not tax-exempt. The SEC yield for the 30-day period ending June 30, 2008, for the Alabama Tax-Free Income Series was 3.67%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 5.37%. The SEC yield for the 30-day period ending June 30, 2008, for the Kentucky Tax-Free Income Series was 3.26% and for the Kentucky Short-to-Medium Series it was 1.97%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 4.82% and for the Kentucky Short-to-Medium Series was 2.91%. The SEC yield for the 30-day period ending June 30, 2008, for the Mississippi Tax-Free Income Series was 3.69%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 5.40%. The SEC yield for the 30-day period ending June 30, 2008, for the North Carolina Income Series was 3.58% and for the North Carolina Short-to-Medium Series was 2.23%. The tax-equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 5.39% and for the North Carolina Short-to-Medium Series was 3.36%. The SEC yield for the 30-day period ending June 30, 2008, for the Tennessee Tax-Free Income Series was 3.54% and for the Tennessee Tax-Free Short-to-Medium Series was 1.99%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 4.43% and for the Tennessee Tax-Free Short-to-Medium Series was 2.94%. The SEC yield for the 30-day period ending June 30, 2008, for the Intermediate Government Bond Series was 4.07%.

Other yield quotations will be computed based on a 30-day period by dividing (a) the total daily income minus all expenses by b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series’ yield that is tax-exempt by (b) one minus a stated tax rate which combines federal and state income tax rates and adding the result to that part, if any, of the series’ yield that is not tax-exempt. The yield for the 30-day period ending June 30, 2008, for the Alabama Tax-Free Income Series was 4.03%. The tax-equivalent yield for Alabama residents for the same period (based on a tax rate of 28%) for the Alabama Income Series was 5.89%. The yield for the 30-day period ending June 30, 2008, for the Kentucky Tax-Free Income Series was 3.96% and for the Kentucky Short-to-Medium Series was 3.35%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 5.85% and for the Kentucky Short-to-Medium Series was 4.95%. The yield for the 30-day period ending June 30, 2008, for the Mississippi Tax-Free Income Series was 4.06%. The tax-equivalent yield for Mississippi residents for the same period (based on a tax rate of 28%) for the Mississippi Income Series was 5.94%.The yield for the 30-day period June 30, 2008 for the North Carolina Income Series was 3.83% and the North Carolina Short-to-Medium Series was 3.08% The tax equivalent yield for North Carolina residents for the same period (based on a tax rate of 28%) was 5.77% and for the North Carolina Short-to-Medium Series was 4.64%. The yield for the 30-day period ending June 30, 2008, for the Tennessee Tax-Free Income Series was 3.80% and for the Tennessee Tax-Free Short-to-Medium Series was 2.81%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 5.62% and for the Tennessee Tax-Free Short-to-Medium Series was 4.15%. The yield for the 30-day period ending June 30, 2008, for the Intermediate Government Bond Series was 4.74%.

For the Alabama, Kentucky, Mississippi, North Carolina and Tennessee Income Series, Alabama, Kentucky, Mississippi, North Carolina and Tennessee Short-to-Medium Series and Intermediate Government Bond Series, if yield is computed for a period of less than one year it is annualized on a 360 day basis. The yields we quote in response to telephone inquiries represent such an annualization of our yields for the preceding 30 calendar days.

Our yields for any given period in the past should not be considered a representation as to our yields for any future period. Past performance is no guarantee of future performance. Since the dividends we declare are based on income earned on portfolio securities net of expenses, any changes in our income or expenses will directly affect our yields. The income we earn on our portfolio securities can be expected to fluctuate as we make changes in or additions to our portfolios. Our yields will be affected if we experience a net inflow of new money that is invested at interest rates different from those being earned on our then current portfolio securities. A change in our net asset values due to fluctuations in values of our portfolio securities will, of course, also affect our yields.

Yield information may be useful in reviewing our performance and comparing an investment in our shares with other investment alternatives. In addition, when comparing the yields of mutual funds, you should consider the investment objectives, policies and programs of each fund, including the types of investments permitted and the quality and maturity of the portfolio securities, as well as the method used by each fund to compute yield, which may differ from fund to fund. Finally, in evaluating our yields, you should be aware that prior to November 1, 1986, our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Income Series. Our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Short-to-Medium Series prior to July 1, 1993; and had been bearing a portion of our operating expenses for the Government Bond Series prior to January 1, 1997; for the Tennessee Tax-Free Income Series prior to December 2002; for the Tennessee Tax-Free Short-to-Medium Series since its inception, November 1, 1994; for the North Carolina Income Series prior to December 2002; for the North Carolina Short-to-Medium Series since its inception November 16, 1995; for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series since their inception January 1, 2000. The Investment Adviser may waive management fees and assume or pay other operating expenses. The Investment Adviser may terminate fee waivers or reimbursements at any time. The Investment Adviser will not seek to recover waived fees or reimbursed amounts.

In order to keep shareholders and prospective investors informed about our historic and current yields, the make-up of our portfolios, and other meaningful investment information, we (i) send reports to our shareholders on a semi-annual and annual basis, (ii) provide such information in our sales literature, and (iii) maintain a toll-free telephone through which such information may be obtained.

Total return, yield and tax equivalent yield figures are based on the Series’ historical performance and are not intended to indicate future performance. The Series’ total return, yield and tax equivalent yield will vary depending on market conditions; this is reflective of the securities comprising the Series’ portfolio, the Series’ operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust may fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TAX INFORMATION

Federal Tax Information

We have qualified as a “regulated investment company” under the Internal Revenue Code and intend to continue to do so. By qualifying as a regulated investment company we are relieved of federal and state income taxes on all net income and all net realized capital gains, if any, that we distribute to shareholders. In order to qualify for this treatment, we must (i) derive at least 90% of our gross income from dividends, interest and gains from the sale or other disposition of securities, (ii) derive less than 30% of our gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to our investments in securities, and (iv) distribute to shareholders at least 90% of our net tax exempt and net taxable income earned in any year. Failure to qualify as a “regulated Investment company” means that distributions to shareholders would be taxable as ordinary dividends.

You must report your total tax-free income on your federal income tax return. The IRS uses this information to help determine the status of any social security payments that you may receive during the year. Tax-exempt dividends paid to social security recipients may increase the portion of social security benefits that is subject to tax.

The sale of shares may result in a capital gain or loss depending upon your original cost basis. Distribution of net short-term capital gains we may realize from the sale of municipal or other securities will be taxable to the shareholders as ordinary income. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares in respect of which the distributions are paid. The tax effect of dividends (whether taxable or exempt) on our shareholders is the same whether such dividends are in the form of cash or additional shares.

The net asset value at which our shares are purchased may include undistributed income or capital gains or unrealized appreciation in the value of securities held in our investment portfolio. To the extent that such income or gains, or any capital gains realized from such appreciation, are subsequently distributed to the holder of such shares, the distributed amounts, although a return of his investment, may be taxable to him as set forth above.

The Internal Revenue Code prohibits investors from deducting for federal income tax purposes interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the Alabama, Kentucky, Mississippi, North Carolina or Tennessee Income or Short-to-Medium Series, that distributes exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of our shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases. However, these rules generally permit the deduction of interest paid on mortgage borrowings to purchase or improve a personal residence and on business borrowings directly related to business needs or purposes.

If, in any fiscal year, we have taxable income, we will use the actual earned method of allocating taxable and nontaxable income. We will also allocate expenses between taxable and non-taxable income. In any such year, the percentage of quarterly dividends that are exempt will vary from quarter to quarter.

The following summary discusses some of the more important tax issues affecting the Trust and its shareholders.

Excise Tax

The Internal Revenue Code contains a provision that discourages a regulated investment company from deferring its shareholders’ taxes by delaying distributions of dividend income to shareholders. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed fund income unless the fund distributes at least; i) 98% of calendar year ordinary income during the calendar year; ii) 98% of capital gain net income earned in the year ending October 31 by December 31; and iii) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

Capital Gains

The sale of shares may result in a capital gain or loss depending upon your original cost basis. Long-term capital gain distributions to a corporation will be taxed at long term capital gains rates applicable to corporations. Net long-term capital gain distributions to individuals will be taxed long term capital gains rates applicable to individuals.

Exempt Interest Dividends

Under the present tax law, if the stock of a regulated investment company acquired after March 28, 1985, is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. Further, the six month requirement would be shortened under Treasury Department regulations to a period not less than the greater of 31 days or the period between regular dividend distributions if the regulated investment company regularly distributes at least 90% of its net tax-exempt interest.

Tax Exempt Bonds

Under laws in effect as of the date of this Statement of Additional Information, interest on obligations of states, territories, possessions of the U.S., the District of Columbia and political subsidiaries of these governmental entities is generally but not always exempt from state taxation in the state of issuance. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as “non-essential” bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax-exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. The Trust does not intend to purchase “non-essential purpose” bonds for the Income Series or the Short-to-Medium Series. The IRS may audit issuers of municipal bonds and, in rare instances, declare that the interest paid on certain municipal bonds that were originally issued as tax-exempt bonds is not excludable from adjusted gross income.

Income Series and Short-to-Medium Series

As a regulated investment company, we are qualified to pay “exempt interest dividends”, provided that at least 50% of our total assets are invested in municipal securities at the close of each quarter of our taxable year. Ordinarily, the dividends we pay from net income earned on our investments in Alabama, Kentucky, Mississippi, North Carolina or Tennessee municipal securities will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for federal income tax purposes. However, dividends to our shareholders from net income we may earn from investments in non-municipal securities will be fully taxable as interest income.

Intermediate Government Bond Series

Ordinarily, the dividends we pay from net income earned on our investments will not be exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for Federal income tax purposes.

The above analysis is not all-inclusive and is subject to federal regulations.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Alabama Tax Information

Insofar as the dividends we pay from the Alabama Series qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Alabama income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Alabama income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series will ordinarily be excludable from gross income for Alabama income tax purposes.

No representation is made as to the tax implications of an Alabama corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Kentucky Tax Information

Insofar as the dividends we pay from the Kentucky Series qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Kentucky income tax purposes. For Kentucky residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the Trust may be exempt from Kentucky income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Kentucky income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Kentucky income tax purposes.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Mississippi Tax Information

Insofar as the dividends we pay from the Mississippi Series qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Mississippi income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Mississippi income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series will ordinarily be excludable from gross income for Mississippi income tax purposes.

No representation is made as to the tax implications of a Mississippi corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

North Carolina Tax Information

Insofar as the dividends we pay from the North Carolina Series qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for North Carolina income tax purposes. For North Carolina residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the Trust are exempt from North Carolina income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for North Carolina income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for North Carolina income tax purposes.

Shareholders of the Income Series and the Short-to-Medium Series are not subject to North Carolina ad valorem taxes on their shares. For individual North Carolina residents who own shares of the Intermediate Government Bond Series, a portion of the shares of that series are subject to North Carolina ad valorem tax.

No representation is made as to the tax implications of a North Carolina corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Tennessee Tax Information

Insofar as the dividends we pay from the Tennessee Series qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Tennessee Hall income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Tennessee Hall income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Tennessee Series will ordinarily be excludable from gross income for Tennessee Hall individual income tax purposes.

Individual shareholders of the Tennessee Series are not subject to Tennessee ad valorem taxes on their shares or on the dividends and distributions they receive from us. For Tennessee residents who own shares of the Intermediate Government Bond Series, a portion of the dividends paid by the Trust is exempt from Tennessee Hall income tax.

No representation is made as to the tax implications of a Tennessee corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Florida Tax Information

The state of Florida does not impose an individual income tax upon resident individuals. Accordingly, individual Florida resident shareholders of the Income Series, Short-to-Medium Series or Government Bond Series are not subject to individual income tax.

Effective January 1, 2007, individuals, married couples, personal representatives or estates, and businesses are no longer required to file an annual intangible personal property tax return reporting their stocks, bonds, mutual funds, shares of business trusts and unsecured notes. The Florida Legislature has repealed the annual tax on these properties.

No representation is made as to the tax implications of a Florida corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Indiana Tax Information

Insofar as the dividends it pays qualify as “exempt interest dividends” for federal income tax purposes, they will also be excludable from the shareholder’s gross income for Indiana income tax purposes. For Indiana residents who own shares of the Government Bond Series, a portion of the dividends paid by the Trust are exempt from Indiana income tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Indiana individual income tax purposes.

The state of Indiana does not impose intangible tax on resident individuals. Accordingly, individual Indiana resident shareholders of the Income Series, the Short-to-Medium Series and the Government Bond Series are not subject to Indiana ad valorem taxes on their shares.

No representation is made as to the tax implications of an Indiana corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

Texas Tax Information

The state of Texas does not impose an individual income tax or personal intangible property tax upon resident individuals. Accordingly, Texas resident shareholders of the Income Series, the Short-to-Medium Series or the Government Bond Series are not subject to individual income tax or personal intangible property tax on the dividends and distributions they receive from us.

No representation is made as to the tax implications of a Texas corporation or other entity.

Please consult your tax adviser for more details on how these funds may affect your state tax liability.

THE ABOVE INFORMATION IS MEANT ONLY TO BE A BRIEF OVERVIEW OF TAX INFORMATION RELEVANT TO SHARES OF THE TRUST. ALWAYS CONSULT WITH YOUR OWN TAX ADVISER FOR MORE DETAILS ON HOW THESE FUNDS MAY AFFECT YOUR STATE AND/OR FEDERAL TAX LIABILITY.

DUPREE MUTUAL FUNDS

POST-EFFECTIVE AMENDMENT NO. 49

PART C of Form N-1A

Item 23.	Exhibits

(A)	Declaration of Trust and amendments are incorporated by reference from Post Effective Amendment No. 45

(B)	Bylaws are incorporated by reference from Post Effective Amendment No. 45

(C)	Certificates of Beneficial Interest are incorporated by reference from Post Effective Amendment No. 45

(D)	Investment Advisory contracts are incorporated by reference from Post Effective Amendment No. 48

(E)	N/A

(F)	N/A

(G)	Custodian Agreement is incorporated by reference from Post Effective Amendment No. 45

(H)	Transfer Agent Agreement is incorporated by reference from Post Effective No.48

(I)	Legal Opinion

(J)	Consent of Independent Accountants

(K)	Schedule for computation of each performance quotation shown at “How We Compute Our Yields” in Statement of Additional Information

(L)	N/A

(M)	N/A

(N)	N/A

(O)	Reserved/N/A

(P)	(1) Code of Ethics for the Fund

(2) Code of Ethics for the Investment Advisor

Item 24	Persons Controlled by or under Common control with Registrant - Inapplicable

Item 25	Indemnification - Pursuant to the provisions of Section 7.4 of the Declaration of Trust, the Trust shall indemnify any Trustee or officer of the Trust against satisfaction of judgments or payment of expenses incurred by such person while in office by reason of being such a Trustee or officer, except that such indemnity shall not apply to any liability incurred by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office. No indemnity shall be made unless (a) a final decision on the merits is made by the court or other body before whom the proceeding is brought that the person to be indemnified is not liable or, (b) a reasonable determination is made, based upon a review of the facts, that the person is not liable, either by (i) a vote of a majority of a quorum of the “not interested” Trustees who are not parties to the proceeding or by (ii) an independent legal counsel in a written opinion.

Item 26

Business and Other Connections of the Investment Adviser - The Investment Adviser of each of the series of the Registrant is Dupree & Company, Inc., which is a Kentucky Corporation located at 125 South Mill Street, suite 100, Lexington, Kentucky 40507. Dupree & Company, Inc. also serves as the Transfer Agent for the Registrant. Thomas P. Dupree is the Chairman of the Board and President of the Registrant. Allen E. Grimes, III is President and General Counsel of Dupree & Company, Inc. and Executive Vice President of

the Registrant. Michelle M. Dragoo is Vice President, Secretary, Treasurer of Dupree & Company, Inc. and the Registrant. Alison L. Arnold is Assistant Secretary of the Registrant. No director or officer of the Investment Adviser has engaged in any other business, profession, vocation or employment of a substantial nature during the last two fiscal years.

Item 27	Principal Underwriters - Inapplicable

Item 28	Location of Accounts and Records - Physical possession of each account, book or other document required to be maintained by section 31(a) and the rules under that section is maintained by Thomas P. Dupree, Dupree & Company, Inc., 125 South Mill Street, Suite 100, Vine Center, Lexington, Kentucky 40507 and 5th/3rd Bank, 250 West Main Street, Lexington, Kentucky 40507.

Item 29	Management Services - Described in parts A and B

Item 30	Undertakings - None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fayette and State of Kentucky on this the 22th day of October, 2008.

DUPREE MUTUAL FUNDS

By	/S/ Thomas P. Dupree, Sr.
Thomas P. Dupree, Sr.
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/S/ Thomas P. Dupree, Sr. Thomas P. Dupree, Sr.	President (Principal Executive Officer)	10/22/08

/S/ Michelle M. Dragoo Michelle M. Dragoo	Vice President, Secretary and Treasurer	10/22/08

/S/ William A. Combs, Jr. William A. Combs, Jr.	Trustee, Chairman	10/22/08

/S/ James C. Baughman, Jr. James C. Baughman, Jr.	Trustee	10/22/08

/S/ Lucy A. Breathitt Lucy A. Breathitt	Trustee	10/22/08

/S/ C. Timothy Cone C. Timothy Cone	Trustee	10/22/08

/S/ J. William Howerton J. William Howerton	Trustee	10/22/08

/S/ William S. Patterson William S. Patterson	Trustee	10/22/08

DUPREE MUTUAL FUNDS

EXHIBITS

TO

POST-EFFECTIVE AMENDMENT NO. 49

TO

FORM N-1A REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933

AND

INVESTMENT COMPANY ACT OF 1940